UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Khimmara Greer

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

A Class (LYRAX)

C Class (LYRCX)

LYRICAL INTERNATIONAL VALUE EQUITY FUND

Institutional Class (LYRWX)

Investor Class (LYRNX)

A Class (LYRVX)

C Class (LYRZX)

Annual Report

November 30, 2022

LYRICAL FUNDS	November 30, 2022
LETTER TO SHAREHOLDERS	(Unaudited)

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of the Lyrical U.S. Value Equity Fund (the “U.S. Fund”) and Lyrical International Value Equity Fund (the “International Fund”) (collectively, the “Funds”). On behalf of the Funds and their investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Lyrical U.S. Value Equity

For the twelve months ended November 30, 2022, the U.S. Fund’s Institutional Class produced a total return of -6.81% outperforming the total return for the S&P 500 of -9.21%. One never wants to have a losing year, but we are pleased to have outperformed the S&P 500 by 240 bp.

Since its launch on February 4, 2013 through November 30, 2022, the U.S. Fund’s Institutional Class has produced a cumulative total return of +166.35%, compared to the +229.96% cumulative total return for the S&P 500® (the “S&P 500”). For the twelve months ended November 30, 2022, the three positions that most positively impacted performance were Cigna Corporation (CI), Suncor Energy Inc. (SU), and Centene Corporation (CE) with contributions of 240 basis points (bps) (up 75%), 103 bps (up 41%) and 97 bps (up 22%), respectively; conversely, the three positions that most negatively impacted performance were Lincoln National Corp (LNC), Western Digital Corporation (WDC), and eBay Inc. (EBAY) which detracted 160 bps (down 39%), 151 bps (down 37%) and 138 bps (down 31%), respectively. Please see the following for commentary on these stocks for the period:

Cigna Corporation (CI) up 75%: Cigna Corporation performed well during the period with forward earnings estimates up ~10%, while the stock’s P/E ratio increased from under 9x to over 13x. As the company has shown over the past 15 years, it is resilient in the face of many different economic/political backdrops, including recessions, democratic or republican presidencies, and now inflation.

Suncor Energy Inc. (SU) up 41%: Suncor has benefitted from higher oil prices over the past year, driving forward earnings estimates up by ~70% over the period. Suncor is more like a mining company than an oil drilling company, with long-life, low-decline assets and a stable downstream refining operation. Although Suncor produces and sells a commodity, it has no exploration risk, with 30 years of reserves. Suncor also has a downstream refining business, which earns a profit for converting oil to gasoline and is not dependent on commodity prices.

Centene Corporation (CNC) up 22%: Centene Corporation performed well during the period with forward earnings estimates up ~20%. Like Cigna, Centene has also proved resilient in the face of different economic environments. Centene is the #1 provider of managed care services for government organizations. Its key market is Medicaid, where it saves the state governments about 10-20% on costs, while delivering good health outcomes.

Lincoln National Corp (LNC) down 39%: On November 3rd, Lincoln Financial reported 3Q22 earnings results that included a significant reserve charge in its Individual Life Insurance segment. This charge came after Lincoln completed its annual review process, which is done each year in the third quarter and did not include any material charges in the past. The charge was $12 per share, or about 15% of book value. The reserve charge was taken because of a change in assumptions for policyholder behavior (persistency) and not because of interest rates, inflation, or changes in mortality rates. Specifically, over the past few years, Lincoln has experienced more customers remaining policyholders (higher persistency) than in the past.

Western Digital Corporation (WDC) down 37%: Western Digital has suffered from weak memory prices, driving forward EPS estimate down materially over the period. Memory and Storage demand was substantially lower over the period, particularly as PC, Smartphone, and Server OEMs adjusted inventories in response to macro headwinds. These same issues were experienced by many companies in the IT supply chain. The memory industry is highly cyclical, but we view this stock as a “growth-cyclical,” where long-term demand growth should lead to higher profits in each successive cycle.

eBay Inc. (EBAY) down 31%: eBay’s forward earnings estimates declined slightly over the period, but the stock was negatively impacted by a drop in its P/E multiple, which declined from ~16x to 10x forward EPS. eBay is a marketplace business that is both high margin and capital light. Its key competitive advantage comes from its large network of both buyers and sellers. eBay is focused on its most attractive, enthusiast buyers, who represent about 70% of transaction dollars and who shop about 30x per year.

In analyzing the U.S. Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Over the life of the U.S. Fund, 76% of the U.S. Fund’s investments posted gains, and 55% outperformed the S&P 500. Skew has been a positive factor, as the U.S. Fund’s outperformers have outperformed by 186%, while our underperformers have underperformed by 90% over the life of the U.S. Fund. For the twelve-month period ended November 30, 2022, 41% of the U.S. Fund’s investments posted gains, and 54% outperformed the S&P 500. For the twelve-month period, skew has been a positive factor as the U.S. Fund’s outperformers have outperformed by 21%, while its underperformers have underperformed by 20%.

During the life of the U.S. Fund we have sold fifty-one positions, as nine companies announced they were being acquired, twenty-six approached our estimates of fair value, for five we lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for ten the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities.

As of November 30, 2022, the valuation of our portfolio is 9.9 times the next twelve months consensus earnings. The S&P 500 has a valuation of 17.8 times earnings on this same basis, a premium of 79.1% over the U.S. Fund.

Lyrical International Value Equity

In March 2020, we launched the Lyrical International Value Equity Fund to employ our value strategy in the international space. Our portfolio is constructed to be balanced and diversified across approximately 25-40 positions, giving us exposure to as many different types of companies and situations as possible without sacrificing our strict investment standards.

Since its launch on March 2, 2020 through November 30, 2022, the Lyrical International Value Equity Fund – Institutional Class has produced a total return of +18.87%, compared to the +13.86% total return for the MSCI EAFE. For the twelve months ended November 30, 2022, the International Fund’s Institutional Class produced a total return of -6.88% compared to the total return for the MSCI EAFE of -10.14%. For the twelve months ended November 2022, the three positions that most positively impacted performance were Suncor Energy Inc. (SU-CA), Element Fleet Management Corporation (EFN-CA), and Fairfax Financial Holdings Limited (FFH-CA) with contributions of 202 basis points (bps) (up 41%), 139 bps (up 50%) and 132 bps (up 31%), respectively; conversely, the three positions that most negatively impacted performance were AUTO1 Group SE (AG1-DE), Sony Group Corporation (6758-JP), and EXOR N.V. (EXO-NL) which detracted 197 bps (down 63%), 197 bps (down 33%) and 153 bps (down 31%), respectively. Our commentary on these stocks for the period follows:

Suncor Energy Inc. (SU-CA), up 41%: Suncor has benefitted from higher oil prices over the past year, driving forward earnings estimates up by ~70% over the period. Suncor is more like a mining company than an oil drilling company, with long-life, low-decline assets and a stable downstream refining operation. Although Suncor produces and sells a commodity, it has no exploration risk, with 30 years of reserves. Suncor also has a downstream refining business, which earns a profit for converting oil to gasoline and is not dependent on commodity prices.

Element Fleet Management Corporation (EFN-CA) up 50%: Element benefitted from forward earnings estimates increasing about 35% over the period. Element is the North American leader in outsourced commercial fleet management with about 2x the size of the nearest competitor. Element’s advantage is its breadth of network. In addition to its scale advantages, Element has a significant opportunity to benefit from continued outsourcing, away from self-managed fleets.

Fairfax Financial Holdings Limited (FFH-CA) up 31%: Fairfax performed well over the period as both its book value per share and its price-to-book multiple increased. The company is benefitting from both firm insurance prices and from increasing interest rates, which benefit its investment income. Fairfax is a diversified property/casualty insurance business, both in the insurance it writes and the investments it makes. The company has generated an underwriting profit in nine of the past ten years.

AUTO1 Group SE (AG1-DE) down 63%: Auto1 operates the largest used car sales platform in Europe, acting as the leading intermediary between two fragmented groups: the 28 million Europeans that sell their cars each year and the 200,000 auto dealerships that purchase them. With a 33% market share (40-50% in key markets like France and Germany), Auto1 is the scale player that can offer unparalleled price and convenience to consumers and dealers. Four years ago, Auto1 decided to begin selling vehicles it acquires from consumers directly to other consumers. While the core merchant auction business is highly profitable and growing, this nascent direct-to-consumer business is losing money as it has scaled from 3,000 units to about 80,000 units in 2022. We believe Auto1’s stock has been caught up in the broad sell-off of growth businesses, despite continuing to report strong fundamental results. Excluding direct-to-consumer startup losses, the stock trades for 9x 2022 earnings from the merchant business, excluding a sizeable net cash position.

Sony Group Corporation (6758-JP) down 33%: Sony is a global leader in entertainment, with a top three position in: video games, music, and film production. This is an IP-driven content company which controls one of the widest entertainment libraries in the world, including the second largest collection of music rights and timeless assets like Spider-Man and Jeopardy. Sony reported earnings for the fiscal year ending March 2022 that were in-line with guidance. The company guided operating profit for the coming fiscal year to be slightly below consensus, but this miss was entirely driven by acquisition-related costs for the recent deal to acquire Bungie. This acquisition further cements Sony’s position as a leader in first-party game production. Sony continues to see momentum in its business, for example guiding gaming revenue to grow about 32% in the current year and for music revenues to increase 23%, on top of a 19% increase last year. We believe the recent drop in Sony shares is due to concerns over Microsoft’s acquisition of Activision Blizzard and a general sell-off in the technology sector. Regarding the Activision Blizzard deal, we see risks to Sony as overblown. Sony is Activision’s largest customer, and we expect that key games will remain available on the PlayStation network. Furthermore, we continue to believe that Sony’s best-in-class, exclusive gaming content makes PlayStation competitive versus the Xbox offering.

Entain PLC (ENT-LON) down 24%: Entain’s stock price declined mostly because of decrease in its valuation multiple. Entain is an online gaming operator with 99% of its business in regulated markets. As a result of these heavy regulations and associated costs, these markets tend to be dominated by a few key companies. This should continue to benefit Entain as markets consolidate. Online gaming still represents a minority of the gaming market, and Entain should be able to grow its online business by double-digits, organically. Entain has a fully-capable technology platform that allows it to adapt and design marketing/promotion campaigns at a lower cost than peers.

In analyzing the International Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Over the life of the International Fund, 53% of the International Fund’s investments posted gains, and 53% outperformed the MSCI EAFE. Skew has been a positive factor, as the International Fund’s outperformers have outperformed by 42%, while our underperformers have underperformed by 32% over the life of the International Fund. For the twelve-month period ended November 30, 2022, 31% of the International Fund’s investments posted gains, and 41% outperformed the MSCI EAFE. For the twelve-month period, skew has been a positive factor as the International Fund’s outperformers have outperformed by 22%, while our underperformers have underperformed by 15%.

During the life of the International Fund we have sold 18 positions, as two companies announced they were being acquired, five approached our estimates of fair value, for seven we lost conviction in our thesis, and for four the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities.

As of November 30, 2022, the valuation of our portfolio is 9.9x the next twelve months consensus earnings. The MSCI EAFE has a valuation of 12.4x earnings on this same basis, a premium of 25% over the International Fund.

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

For new investors since our previous Letter to the Shareholders we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus generally on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolios purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk and have strict limits on how much capital can be invested in any one position or any one industry. Both funds are constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington

Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at www.lyricalvaluefunds.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of November 30, 2022, please see the Schedules of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

LYRICAL U.S. VALUE EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns

(for the periods ended November 30, 2022)

			Since
	1 Year	5 Years	Inception(c)
Lyrical U.S. Value Equity Fund - Institutional Class (b)	-6.81%	4.14%	10.49%
Lyrical U.S. Value Equity Fund - Investor Class (b)	-7.03%	3.84%	6.61%
Lyrical U.S. Value Equity Fund - A Class (b)	N/A	N/A	3.80%
Lyrical U.S. Value Equity Fund - A Class - without load (b)	N/A	N/A	10.12%
Lyrical U.S. Value Equity Fund - C Class (b)	N/A	N/A	8.79%
Lyrical U.S. Value Equity Fund - C Class - without load (b)	N/A	N/A	9.79%
S&P 500® Index (d)	-9.21%	10.98%	12.93	%(e)

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class, A Class, and C Class based on the differences in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 24, 2014. Commencement of operations for A Class shares and C Class shares was July 5, 2022.

(d)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013 (date of commencement of operations of Institutional Class shares) through November 30, 2022.

LYRICAL INTERNATIONAL VALUE EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical International Value Equity Fund - Institutional Class(a) versus the MSCI EAFE Index

Average Annual Total Returns

(for the periods ended November 30, 2022)

		Since
	1 Year	Inception(c)
Lyrical International Value Equity Fund - Institutional Class (b)	-6.88%	6.49%
Lyrical International Value Equity Fund - Investor Class (b)	-7.15%	6.23%
Lyrical International Value Equity Fund - A Class (b)	N/A	7.41%
Lyrical International Value Equity Fund - A Class - without load (b)	N/A	13.97%
Lyrical International Value Equity Fund - C Class (b)	N/A	12.67%
Lyrical International Value Equity Fund - C Class - without load (b)	N/A	13.67%
MSCI EAFE Index (d)	-10.14%	4.84	%(e)

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class, A Class, and C Class based on the differences in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class shares and Investor Class shares was March 2, 2020. Commencement of operations for A Class shares and C Class shares was July 5, 2022.

(d)	The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of November 30, 2022, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from March 2, 2020 (date of commencement of operations of Institutional and Investor Class shares) through November 30, 2022.

LYRICAL U.S. VALUE EQUITY FUND PORTFOLIO INFORMATION November 30, 2022 (Unaudited)

Lyrical U.S. Value Equity Fund vs. S&P 500® Index

Sector Diversification

Top Ten Equity Holdings

% of
Security Description	Net Assets
United Rentals, Inc.	6.5%
Cigna Corporation	5.4%
Ameriprise Financial, Inc.	5.4%
Suncor Energy, Inc.	5.3%
Broadcom, Inc.	5.1%
Centene Corporation	5.1%
HCA Healthcare, Inc.	4.9%
Global Payments, Inc.	4.1%
Uber Technologies, Inc.	4.1%
Gen Digital, Inc.	3.9%

LYRICAL INTERNATIONAL VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2022 (Unaudited)

Lyrical International Value Equity Fund

Country Diversification

 Top Ten Equity Holdings

% of
Security Description	Net Assets
Bollore S.A.	5.2%
Ashtead Group plc	4.8%
Hitachi Ltd.	4.7%
CNH Industrial N.V.	4.6%
Exor N.V.	4.5%
AerCap Holdings N.V.	4.5%
Element Fleet Management Corporation	4.4%
Fairfax Financial Holdings Ltd.	4.3%
Euronext N.V.	4.3%
Suncor Energy, Inc.	4.0%

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2022
COMMON STOCKS — 100.3%	Shares	Value
Communications — 7.2%
Cable & Satellite — 3.1%
Liberty Global plc - Series C (a)	998,216	$20,643,107

Internet Media & Services — 4.1%
Uber Technologies, Inc. (a)	923,615	26,914,141

Consumer Discretionary — 13.0%
Apparel & Textile Products — 0.8%
Hanesbrands, Inc.	748,792	5,031,882

Automotive — 3.6%
Adient plc (a)	174,140	6,781,011
Lear Corporation	120,828	17,428,231
		24,209,242
E-Commerce Discretionary — 3.8%
eBay, Inc.	559,061	25,403,732

Home & Office Products — 2.9%
Whirlpool Corporation	130,392	19,106,340

Retail - Discretionary — 1.9%
Lithia Motors, Inc.	53,248	12,742,779

Energy — 5.2%
Oil & Gas Producers — 5.2%
Suncor Energy, Inc.	1,059,680	34,831,681

Financials — 17.8%
Asset Management — 7.7%
Affiliated Managers Group, Inc.	99,237	15,919,599
Ameriprise Financial, Inc.	106,987	35,514,335
		51,433,934
Insurance — 4.8%
Assurant, Inc.	122,752	15,739,261
Lincoln National Corporation	406,740	15,838,456
		31,577,717
Specialty Finance — 5.3%
AerCap Holdings N.V. (a)	344,573	21,156,782
Air Lease Corporation	250,018	9,655,695
Bread Financial Holdings, Inc.	108,917	4,468,865
		35,281,342

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.3% (Continued)	Shares	Value
Health Care — 15.3%
Health Care Facilities & Services — 15.3%
Centene Corporation (a)	385,733	$33,578,058
Cigna Corporation	108,668	35,739,818
HCA Healthcare, Inc.	134,022	32,194,765
		101,512,641
Industrials — 6.5%
Industrial Support Services — 6.5%
United Rentals, Inc. (a)	121,762	42,985,639

Materials — 7.8%
Chemicals — 5.2%
Celanese Corporation	203,519	21,837,589
Univar Solutions, Inc. (a)	382,814	12,682,628
		34,520,217
Containers & Packaging — 2.6%
Berry Global Group, Inc.	292,687	17,151,458

Technology — 24.3%
Semiconductors — 5.1%
Broadcom, Inc.	61,056	33,643,688

Software — 3.9%
Gen Digital, Inc.	1,131,413	25,977,242

Technology Hardware — 11.2%
Arrow Electronics, Inc. (a)	163,049	17,729,948
CommScope Holding Company, Inc. (a)	394,179	3,500,310
Flex Ltd. (a)	1,064,329	23,393,951
TD SYNNEX Corporation	118,006	12,072,014
Western Digital Corporation (a)	476,129	17,497,741
		74,193,964
Technology Services — 4.1%
Global Payments, Inc.	260,465	27,031,058

Utilities — 3.2%
Electric Utilities — 3.2%
NRG Energy, Inc.	494,243	20,980,615

Total Common Stocks (Cost $573,586,543)		$665,172,419

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.9%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 3.76% (b) (Cost $5,917,996)	5,917,996	$5,917,996

Investments at Value — 101.2% (Cost $579,504,539)		$671,090,415

Liabilities in Excess of Other Assets — (1.2%)		(8,010,184)

Net Assets — 100.0%		$663,080,231

N.V. - Naamloze Vennootschap

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2022.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2022
COMMON STOCKS — 98.9%	Shares	Value
Canada — 14.8%
Element Fleet Management Corporation	6,877	$97,442
Fairfax Financial Holdings Ltd.	167	95,816
Linamar Corporation	996	48,891
Suncor Energy, Inc.	2,676	87,960
		330,109
Finland — 2.0%
Konecranes OYJ	1,533	45,262

France — 12.7%
Bollore S.A.	20,632	116,215
Elis S.A.	2,744	35,986
Rexel S.A.	3,857	70,965
SPIE S.A.	2,407	59,601
		282,767
Germany — 2.4%
Auto1 Group SE (a)	3,214	28,116
Software AG	967	24,828
		52,944
Hong Kong — 3.0%
CK Hutchison Holdings Ltd.	11,507	66,895

Isle of Man — 3.6%
Entain plc	4,698	80,451

Japan — 24.2%
Air Water, Inc.	3,157	37,356
Hitachi Ltd.	1,962	104,931
ITOCHU Corporation	2,755	86,530
Kinden Corporation	2,310	24,817
Kyudenko Corporation	836	20,115
Nintendo Company Ltd. - ADR	7,795	83,640
SK Kaken Company Ltd.	83	23,200
Sony Group Corporation	920	76,216
Suzuki Motor Corporation	2,238	80,737
		537,542
Luxembourg — 1.6%
Ardagh Metal Packaging S.A.	7,799	34,861

Netherlands — 17.9%
AerCap Holdings N.V. (a)	1,623	99,652

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.9% (Continued)	Shares	Value
Netherlands — 17.9% (Continued)
CNH Industrial N.V.	6,369	$102,775
Euronext N.V.	1,242	95,128
Exor N.V. (a)	1,276	100,290
		397,845
South Korea — 3.4%
Samsung Electronics Co. Ltd.	65	75,595

Spain — 2.6%
Grupo Catalana Occidente S.A.	1,797	56,911

Sweden — 1.2%
Intrum AB	1,939	26,578

United Kingdom — 9.5%
Ashtead Group plc	1,734	105,864
Babcock International Group plc (a)	7,886	27,256
Liberty Global plc - Series C (a)	3,825	79,101
		212,221

Total Common Stocks (Cost $2,143,299)		$2,199,981

MONEY MARKET FUNDS — 0.7%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 3.76% (b) (Cost $15,869)	15,869	$15,869

Investments at Value — 99.6% (Cost $2,159,168)		$2,215,850

Other Assets in Excess of Liabilities — 0.4%		8,720

Net Assets — 100.0%		$2,224,570

AB - Aktiebolag

ADR - American Depositary Receipt

AG - Aktiengesellschaft

N.V. - Naamloze Vennootschap

OYJ - Julkinen Osakeyhtio

plc - Public Limited Company

S.A. - Societe Anonyme

SE - Societe Europaea

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2022.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
% of
Common Stocks by Sector/Industry	Net Assets
Communications — 10.1%
Cable & Satellite	3.6%
Entertainment Content	5.2%
Internet Media & Services	1.3%
Consumer Discretionary — 9.4%
Automotive	5.8%
Leisure Facilities & Services	3.6%
Consumer Staples — 6.9%
Retail - Consumer Staples	3.0%
Wholesale - Consumer Staples	3.9%
Energy — 4.0%
Oil & Gas Producers	4.0%
Financials — 21.3%
Asset Management	4.5%
Institutional Financial Services	4.3%
Insurance	6.8%
Specialty Finance	5.7%
Industrials — 31.2%
Commercial Support Services	1.6%
Diversified Industrials	4.7%
Engineering & Construction	4.7%
Industrial Support Services	12.3%
Machinery	6.7%
Transportation & Logistics	1.2%
Materials — 4.3%
Chemicals	2.7%
Containers & Packaging	1.6%
Technology — 11.7%
Software	1.1%
Technology Hardware	10.6%
98.9%

See accompanying notes to financial statements.

LYRICAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2022
	Lyrical	Lyrical
	U.S. Value	International
	Equity Fund	Value Equity Fund
ASSETS
Investments in securities:
At cost	$579,504,539	$2,159,168
At value (Note 2)	$671,090,415	$2,215,850
Receivable for capital shares sold	1,574,537	—
Receivable for securities sold	4,909,735	—
Receivable from Adviser (Note 4)	—	24,995
Dividends receivable	816,076	3,066
Tax reclaims receivable	—	131
Other assets	34,686	4,898
Total assets	678,425,449	2,248,940

LIABILITIES
Distributions Payable	10,762,150	—
Payable for capital shares redeemed	4,040,441	169
Payable to Adviser (Note 4)	439,401	—
Payable to administrator (Note 4)	74,105	12,017
Accrued distribution fees (Note 4)	7,486	26
Other accrued expenses	21,635	12,158
Total liabilities	15,345,218	24,370

NET ASSETS	$663,080,231	$2,224,570

NET ASSETS CONSIST OF:
Paid-in capital	$602,555,646	$2,197,828
Distributable earnings	60,524,585	26,742
NET ASSETS	$663,080,231	$2,224,570

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$655,277,117	$1,266,089
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	34,196,349	113,128
Net asset value, offering price and redemption price per share (Note 2)	$19.16	$11.19
INVESTOR CLASS
Net assets applicable to Investor Class	$7,758,266	$947,099
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	408,481	85,064
Net asset value, offering price and redemption price per share (Note 2)	$18.99	$11.13

See accompanying notes to financial statements.

LYRICAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2022 (Continued)
	Lyrical		Lyrical
	U.S. Value		International
	Equity Fund		Value Equity Fund
NET ASSET VALUE PER SHARE:
A Class
Net assets applicable to A Class	$13,939		$5,700
A Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	728		510
Net asset value and redemption price per share (Note 2)	$19.14	(a)	$11.18
Maximum sales charge	5.75%		5.75%
Maximum offering price per share (Note 2)	$20.31		$11.86
C Class
Net assets applicable to C Class	$30,909		$5,682
C Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,620		510
Net asset value, offering price and redemption price per share (Note 2)	$19.08		$11.15	(a)
Redemption price per share with CDSC fee (Note 2)(b)	$18.89		$11.04

(a)	Net Assets divided by Shares do not calculate to the stated Net asset value because Net Assets and Shares are shown rounded.

(b)	A contingent deferred sales charge (“CDSC”) of 1.00% is charged on Class C shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption fee or CDSC.

See accompanying notes to financial statements.

LYRICAL FUNDS
STATEMENTS OF OPERATIONS
Year Ended November 30, 2022
	Lyrical	Lyrical
	U.S. Value	International
	Equity Fund	Value Equity Fund
INVESTMENT INCOME
Dividend income	$9,518,740	$49,994
Foreign witholding taxes on dividends	(230,816)	(6,177)
Total investment income	9,287,924	43,817

EXPENSES
Investment advisory fees (Note 4)	5,865,140	18,676
Administration fees (Note 4)	532,237	29,250
Transfer agent fees (Note 2 and 4)	187,414	34,000
Fund accounting fees (Note 4)	101,138	46,470
Registration and filing fees (Note 2)	71,266	15,005
Compliance fees (Note 4)	70,953	12,000
Custody and bank service fees	53,541	22,785
Legal fees	36,215	29,060
Trustees’ fees and expenses (Note 4)	18,873	18,889
Audit and tax services fees	16,610	16,911
Postage and supplies	28,317	3,992
Printing of shareholder reports	19,458	10,815
Networking fees	30,166	96
Distribution fees (Note 2 and 4)	20,318	2,397
Insurance expense	8,982	3,277
Other expenses	16,729	23,217
Total expenses	7,077,357	286,840
Less fees reduced and/or expenses reimbursed by Adviser (Note 4)	(225,900)	(262,691)
Net expenses	6,851,457	24,149

NET INVESTMENT INCOME	2,436,467	19,668

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	35,705,756	(25,807)
Net realized losses from foreign currency transactions (Note 2)	(19,887)	(2,524)
Net change in unrealized appreciation (depreciation) on investments	(89,054,197)	(150,999)
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	168
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(53,368,328)	(179,162)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,931,861)	$(159,494)

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year/Period	Year
	Ended	Ended
	November 30,	November 30,
	2022(a)	2021
FROM OPERATIONS
Net investment income	$2,436,467	$763,379
Net realized gains from investment transactions	35,705,756	28,426,263
Net realized losses from foreign currency transactions	(19,887)	(3,011)
Net change in unrealized appreciation (depreciation) on investments	(89,054,197)	85,027,927
Net increase (decrease) in net assets resulting from operations	(50,931,861)	114,214,558

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(32,015,143)	(2,695,258)
Investor Class	(365,422)	(28,364)
A Class	(649)	—
C Class	(1,456)	—
Decrease in net assets from distributions to shareholders	(32,382,670)	(2,723,622)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	228,168,460	330,798,300
Net asset value of shares issued in reinvestment of distributions to shareholders	20,933,647	1,740,431
Payments for shares redeemed	(207,336,929)	(73,789,282)
Net increase in Institutional Class net assets from capital share transactions	41,765,178	258,749,449

Investor Class
Proceeds from shares sold	3,176,497	3,033,624
Net asset value of shares issued in reinvestment of distributions to shareholders	294,749	22,698
Payments for shares redeemed	(3,002,926)	(1,214,593)
Net increase in Investor Class net assets from capital share transactions	468,320	1,841,729

A Class
Proceeds from shares sold	12,505	—
Net asset value of shares issued in reinvestment of distributions to shareholders	649	—
Net increase in A Class net assets from capital share transactions	13,154	—

C Class
Proceeds from shares sold	29,900	—
Net asset value of shares issued in reinvestment of distributions to shareholders	1,168	—
Net increase in C Class net assets from capital share transactions	31,068	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,036,811)	372,082,114

LYRICAL U.S. VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year/Period	Year
	Ended	Ended
	November 30,	November 30,
	2022(a)	2021
NET ASSETS
Beginning of year	$704,117,042	$332,034,928
End of year	$663,080,231	$704,117,042

CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	11,152,241	16,150,730
Shares issued in reinvestment of distributions to shareholders	1,087,720	99,170
Shares redeemed	(10,280,853)	(3,621,576)
Net increase in shares outstanding	1,959,108	12,628,324
Shares outstanding at beginning of year	32,237,241	19,608,917
Shares outstanding at end of year	34,196,349	32,237,241

Investor Class
Shares sold	156,531	146,784
Shares issued in reinvestment of distributions to shareholders	15,521	1,299
Shares redeemed	(149,533)	(58,799)
Net increase in shares outstanding	22,519	89,284
Shares outstanding at beginning of year	385,962	296,678
Shares outstanding at end of year	408,481	385,962

A Class
Shares sold	694	—
Shares issued in reinvestment of distributions to shareholders	34	—
Net increase in shares outstanding	728	—
Shares outstanding at beginning of period	—	—
Shares outstanding at end of period	728	—

C Class
Shares sold	1,559	—
Shares issued in reinvestment of distributions to shareholders	61	—
Net increase in shares outstanding	1,620	—
Shares outstanding at beginning of period	—	—
Shares outstanding at end of period	1,620	—

(a)	For A Class shares and C Class shares, represents the period from commencement of operations (July 5, 2022) through November 30, 2022.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year/Period	Year
	Ended	Ended
	November 30,	November 30,
	2022(a)	2021
FROM OPERATIONS
Net investment income	$19,668	$5,768
Net realized gains (losses) from investment transactions	(25,807)	158,722
Net realized losses from foreign currency transactions	(2,524)	(2,691)
Net change in unrealized appreciation (depreciation) on investments	(150,999)	25,382
Net change in unrealized appreciation (depreciation) on foreign currency translation	168	(90)
Net increase (decrease) in net assets resulting from operations	(159,494)	187,091

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(1,356)	(75,876)
Investor Class	(1,020)	(63,370)
A Class	(6)	—
C Class	(6)	—
Decrease in net assets from distributions to shareholders	(2,388)	(139,246)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	238,165	659,808
Net asset value of shares issued in reinvestment of distributions to shareholders	1,356	75,876
Payments for shares redeemed	(243,923)	(8,813)
Net increase (decrease) in Institutional Class net assets from captial share transactions	(4,402)	726,871

Investor Class
Proceeds from shares sold	71,533	712,602
Net asset value of shares issued in reinvestment of distributions to shareholders	1,020	63,370
Payments for shares redeemed	(173,241)	(345,518)
Net increase (decrease) in Investor Class net assets from capital share transactions	(100,688)	430,454

A Class
Proceeds from shares sold	5,000	—
Net asset value of shares issued in reinvestment of distributions to shareholders	6	—
Net increase in A Class net assets from capital share transactions	5,006	—

C Class
Proceeds from shares sold	5,000	—
Net asset value of shares issued in reinvestment of distributions to shareholders	6	—
Net increase in C Class net assets from capital share transactions	5,006	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(256,960)	1,205,170

LYRICAL INTERNATIONAL VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year/Period	Year
	Ended	Ended
	November 30,	November 30,
	2022(a)	2021
NET ASSETS
Beginning of year	$2,481,530	$1,276,360
End of year	$2,224,570	$2,481,530

CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	19,901	51,299
Shares issued in reinvestment of distributions to shareholders	121	6,317
Shares redeemed	(19,456)	(732)
Net increase in shares outstanding	566	56,884
Shares outstanding at beginning of year	112,562	55,678
Shares outstanding at end of year	113,128	112,562

Investor Class
Shares sold	6,518	54,243
Shares issued in reinvestment of distributions to shareholders	92	5,287
Shares redeemed	(15,454)	(25,897)
Net increase (decrease) in shares outstanding	(8,844)	33,633
Shares outstanding at beginning of year	93,908	60,275
Shares outstanding at end of year	85,064	93,908

A Class
Shares sold	509	—
Shares issued in reinvestment of distributions to shareholders	1	—
Net increase (decrease) in shares outstanding	510	—
Shares outstanding at beginning of period	—	—
Shares outstanding at end of period	510	—

C Class
Shares sold	509	—
Shares issued in reinvestment of distributions to shareholders	1	—
Net increase (decrease) in shares outstanding	510	—
Shares outstanding at beginning of period	—	—
Shares outstanding at end of period	510	—

(a)	For A Class shares and C Class shares, represents the period from commencement of operations (July 5, 2022) through November 30, 2022.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	Nov. 30,		Nov. 30,		Nov. 30,		Nov. 30,	Nov. 30,
	2022		2021		2020		2019	2018
Net asset value at beginning of year	$21.59		$16.68		$15.91		$15.55	$18.62
Income (loss) from investment operations:
Net investment income (a)	0.07		0.03		0.10		0.05	0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.54)		5.02		0.72	(b)	0.76	(1.70)
Total from investment operations	(1.47)		5.05		0.82		0.81	(1.67)
Less distributions from:
Net investment income	(0.03)		(0.14)		(0.05)		(0.05)	(0.01)
Net realized gains	(0.93)		—		—		(0.40)	(1.39)
Total distributions	(0.96)		(0.14)		(0.05)		(0.45)	(1.40)
Net asset value at end of year	$19.16		$21.59		$16.68		$15.91	$15.55
Total return (c)	(6.81%)		30.44%		5.16%		5.03%	(9.02%)
Net assets at end of year (000’s)	$655,277		$695,847		$327,121		$617,686	$907,366
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.02%		1.01%		1.25%		1.41%	1.37%
Ratio of net expenses to average net assets	0.99	% (d)	0.99	% (d)	1.22	% (d)	1.41%	1.37%
Ratio of net investment income to average net assets	0.36	% (d)	0.13	% (d)	0.73	% (d)	0.36%	0.17%
Portfolio turnover rate (e)	24%		14%		30%		33%	39%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees (Note 4).

(d)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$21.43	$16.56	$15.78	$15.43	$18.54
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	(0.02)	0.07	0.02	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.53)	4.98	0.71 (b)	0.73	(1.69)
Total from investment operations	(1.51)	4.96	0.78	0.75	(1.72)
Less distributions from:
Net investment income	—	(0.09)	—	—	—
Net realized gains	(0.93)	—	—	(0.40)	(1.39)
Total distributions	(0.93)	(0.09)	—	(0.40)	(1.39)
Net asset value at end of year	$18.99	$21.43	$16.56	$15.78	$15.43
Total return (c)	(7.03%)	30.10%	4.94%	4.89%	(9.30%)
Net assets at end of year (000’s)	$7,758	$8,270	$4,914	$6,682	$19,811
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.74%	1.79%	2.02%	2.03%	1.72%
Ratio of net expenses to average net assets (d)	1.24%	1.24%	1.44%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets (d)	0.10%	(0.12%)	0.53%	0.10%	(0.18%)
Portfolio turnover rate (e)	24%	14%	30%	33%	39%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees (Note 4).

(d)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
A CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout The Period:

	Period
	Ended
	Nov. 30,
	2022 (a)
Net asset value at beginning of period	$18.23
Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized gains on investments and foreign currencies	1.81	(c)
Total from investment operations	1.84
Less distributions from:
Net realized gains	(0.93)
Net asset value at end of period	$19.14
Total return (d)	10.12	% (e)
Net assets at end of period (000’s)	$14
Ratios/supplementary data:
Ratio of total expenses to average net assets	176.77	% (f)
Ratio of net expenses to average net assets (g)	1.24	% (f)
Ratio of net investment income to average net assets (g)	0.36	% (f)
Portfolio turnover rate (h)	24%

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.

(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees (Note 4). Calculation does not reflect sales load.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
C CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout The Period:

	Period
	Ended
	Nov. 30,
	2022 (a)
Net asset value at beginning of period	$18.23
Income from investment operations:
Net investment loss (b)	(0.03)
Net realized and unrealized gains on investments and foreign currencies	1.81	(c)
Total from investment operations	1.78
Less distributions from:
Net realized gains	(0.93)
Net asset value at end of period	$19.08
Total return (d)	9.79	% (e)
Net assets at end of period (000’s)	$31
Ratios/supplementary data:
Ratio of total expenses to average net assets	196.90	% (f)
Ratio of net expenses to average net assets (g)	1.99	% (f)
Ratio of net investment loss to average net assets (g)	(0.36	%) (f)
Portfolio turnover rate (h)	24%

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.

(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees (Note 4). Calculation does not reflect CDSC.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year	Year	Period
	Ended	Ended	Ended
	Nov. 30,	Nov. 30,	Nov. 30,
	2022	2021	2020 (a)
Net asset value at beginning of period	$12.03	$11.02	$10.00
Income from investment operations:
Net investment income (b)	0.11	0.05	0.05
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.94)	1.69	0.97
Total from investment operations	(0.83)	1.74	1.02
Less distributions from:
Net investment income	—	(0.05)	—
Net realized gains	(0.01)	(0.68)	—
Total distributions	(0.01)	(0.73)	—
Net asset value at end of period	$11.19	$12.03	$11.02
Total return (c)	(6.88%)	15.84%	10.20	% (d)
Net assets at end of period (000’s)	$1,266	$1,355	$613
Ratios/supplementary data:
Ratio of total expenses to average net assets	12.32%	11.34%	21.16	% (e)
Ratio of net expenses to average net assets (f)	0.99%	0.99%	1.03	% (e)
Ratio of net investment income to average net assets (f)	1.00%	0.36%	0.72	% (e)
Portfolio turnover rate (g)	33%	34%	25	% (d)

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year	Year	Period
	Ended	Ended	Ended
	Nov. 30,	Nov. 30,	Nov. 30,
	2022	2021	2020 (a)
Net asset value at beginning of period	$12.00	$11.00	$10.00
Income from investment operations:
Net investment income (b)	0.08	0.02	0.04
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.94)	1.69	0.96
Total from investment operations	(0.86)	1.71	1.00
Less distributions from:
Net investment income	—	(0.03)	—
Net realized gains	(0.01)	(0.68)	—
Total distributions	(0.01)	(0.71)	—
Net asset value at end of period	$11.13	$12.00	$11.00
Total return (c)	(7.15%)	15.60%	10.00	% (d)
Net assets at end of period (000’s)	$947	$1,127	$663
Ratios/supplementary data:
Ratio of total expenses to average net assets	12.90%	11.70%	21.14	% (e)
Ratio of net expenses to average net assets (f)	1.24%	1.24%	1.27	% (e)
Ratio of net investment income to average net assets (f)	0.76%	0.16%	0.52	% (e)
Portfolio turnover rate (g)	33%	34%	25	% (d)

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
A CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout The Period:

	Period
	Ended
	Nov. 30,
	2022 (a)
Net asset value at beginning of period	$9.82
Income from investment operations:
Net investment income (b)	0.01
Net realized and unrealized gains on investments and foreign currencies	1.36	(c)
Total from investment operations	1.37
Less distributions from:
Net realized gains	(0.01)
Net asset value at end of period	$11.18
Total return (d)	13.97	% (e)
Net assets at end of period (000’s)	$6
Ratios/supplementary data:
Ratio of total expenses to average net assets	264.21	% (f)
Ratio of net expenses to average net assets (g)	1.24	% (f)
Ratio of net investment income to average net assets (g)	0.14	% (f)
Portfolio turnover rate (h)	33%

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and reimbursed expenses (Note 4). Calculation does not reflect sales load.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
C CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout The Period:

	Period
	Ended
	Nov. 30,
	2022 (a)
Net asset value at beginning of period	$9.82
Income from investment operations:
Net investment loss (b)	(0.03)
Net realized and unrealized gains on investments and foreign currencies	1.37	(c)
Total from investment operations	1.34
Less distributions from:
Net realized gains	(0.01)
Net asset value at end of period	$11.15
Total return (d)	13.67	% (e)
Net assets at end of period (000’s)	$6
Ratios/supplementary data:
Ratio of total expenses to average net assets	265.34	% (f)
Ratio of net expenses to average net assets (g)	1.99	% (f)
Ratio of net investment loss to average net assets (g)	(0.60	%) (f)
Portfolio turnover rate (h)	33%

(a)	Represents the period from the commencement of operations (July 5, 2022) through Novemeber 30, 2022.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and reimbursed expenses (Note 4). Calculation does not reflect CDSC.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

1. Organization

Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. Lyrical U.S. Value Equity Fund commenced operations on February 4, 2013. Lyrical International Value Equity Fund commenced operations on March 2, 2020.

The investment objective of each Fund is to seek to achieve long-term capital growth.

Each Fund currently offers four classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment), Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment), A Class shares (sold subject to an initial maximum front end sales load of 5.75% and a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to A Class shares, and requiring a $1,000 initial investment and for purchases of $1,000,000 or more, a front end sales load is not charged, but a 1.00% contingent deferred sales charge (“CDSC”) may be charged if redeemed during the first 18 months), and C Class shares (sold subject to a CDSC fee of 1.00% if the shares are redeemed within 12 months after the original purchase of the shares and a distribution and/or shareholder servicing fee of up to 1.00% of the average daily net assets attributable to C Class shares, and requiring a $1,000 initial investment) (each a “Class”). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures adopted by the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Lyrical International Value Equity Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s investments by the inputs used to value the investments as of November 30, 2022:

Lyrical U.S. Value Equity Fund	Level 1	Level 2		Level 3	Total
Common Stocks	$665,172,419	$—		$—	$665,172,419
Money Market Funds	5,917,996	—		—	5,917,996
Total	$671,090,415	$—		$—	$671,090,415

Lyrical International Value Equity Fund	Level 1	Level 2		Level 3	Total
Common Stocks	$702,959	$1,497,022	*	$—	$2,199,981
Money Market Funds	15,869	—		—	15,869
Total	$718,828	$1,497,022		$—	$2,215,850

*	With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Refer to each Fund’s Schedule of Investments for a listing of securities by sector and industry type or geographical region. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2022.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities that result from changes in exchange rates.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of that Fund. Distribution fees, registration and filing fees and transfer agent fees are class specific expenses. For the period ending November 30, 2022 class specific expenses were as follows:

Lyrical U.S. Value Equity Fund
Expenses	Institutional	Investor	A Class (a)	C Class (a)	Total
Distribution fees	$—	$20,283	$8	$27	$20,318
Registration and filing fees	47,767	22,775	362	362	71,266
Transfer agent fees	159,099	18,315	5,000	5,000	187,414

Lyrical International Value Equity Fund
Expenses
Distribution fees	$—	$2,371	$5	$21	$2,397
Registration and filing fees	7,609	6,746	325	325	15,005
Transfer agent fees	12,000	12,000	5,000	5,000	34,000

(a)	Represents for the period from the commencement of operation (July 5, 2022) through November 30, 2022.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Each Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid to shareholders by the Funds during the years ended November 30, 2022 and 2021 was as follows:

	Year	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Lyrical U.S. Value Equity Fund	11/30/2022	$4,003,098	$28,379,572	$32,382,670
	11/30/2021	$2,723,622	$—	$2,723,622

Lyrical International Value Equity Fund	11/30/2022	$2,388	$—	$2,388
	11/30/2021	$59,272	$79,974	$139,246

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2022:

	Lyrical	Lyrical
	U.S. Value	International Value
	Equity Fund	Equity Fund
Tax cost of investments	$602,624,485	$2,230,919
Gross unrealized appreciation	$158,674,884	$286,934
Gross unrealized depreciation	(90,208,954)	(302,003)
Net unrealized appreciation (depreciation)	68,465,930	(15,069)
Net unrealized appreciation on foreign currency translation	—	98
Undistributed ordinary income	2,233,078	63,095
Accumulated capital and other losses	(10,174,423)	(21,382)
Distributable earnings	$60,524,585	$26,742

The difference between the federal income tax cost of portfolio investments and the financial statement cost of investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies.

During the year ended November 30, 2022, the Lyrical U.S. Equity Value Fund utilized $12,928,697 of capital loss carryforwards for federal income tax purposes.

As of November 30, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely:

	Lyrical U.S. Equity	Lyrical International
	Value Fund	Equity Value Fund
No expiration - short-term	$—	$21,382
No expiration - long-term	$—	$—

These capital loss carryforwards are available to offset net realized capital gains in future years, thereby reducing taxable gain distributions.

Post-October losses, incurred after October 31, 2022 and within the current taxable year are deemed to arise on the first day of a Fund’s next taxable year. For the year ended November 30, 2022, the Lyrical U.S. Equity Value Fund deferred $10,174,423 of post-October losses to December 1, 2022 for federal income tax purposes.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $194,565,988 and $164,219,629, respectively, for Lyrical U.S. Value Equity Fund and $709,384 and $792,916, respectively, for Lyrical International Value Equity Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Funds pay the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.85% of average daily net assets. During the year ended November 30, 2022, the Adviser earned $5,865,140 and $18,676 of fees under the Investment Advisory Agreement for Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, respectively.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until April 1, 2024, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of each Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class	A Class	C Class
0.99%	1.24%	1.24%	1.99%

Accordingly, during the year ended November 30, 2022, the Adviser reduced fees and reimbursed other operating expenses of $225,900 for Lyrical U.S. Value Equity Fund and $262,691 for Lyrical International Value Equity Fund.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

expenses to be repaid were incurred. As of November 30, 2022, the Adviser may seek repayment of advisory fee reductions and expense reimbursements no later than the dates below:

	November 30,	November 30,	November 30,
	2023	2024	2025	Total
Lyrical U.S. Value Equity Fund	$136,716	$189,462	$225,900	$552,078
Lyrical International Value Equity Fund	$148,703	$229,164	$262,691	$640,558

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class, A Class and C Class shares of each Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

DISTRIBUTION PLAN

The Funds have adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class, A Class and C Class shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund’s average daily net assets allocable to Investor Class shares and A Class shares, and 1.00% of each Fund’s average daily net assets allocable to C Class shares. The Funds have not adopted a plan of distribution with respect to the Institutional Class shares.

TRUSTEE COMPENSATION

Effective October 17, 2022, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $550

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 17, 2022, no annual retainer was designated specifically for the Audit Committee Chairperson.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2022, the following shareholders owned of record 25% or more of the outstanding shares of Lyrical International Value Equity Fund:

NAME OF RECORD OWNERS	% Ownership
Lyrical U.S. Value Equity Fund - A Class
Pershing, LLC (for the benefit of its customers)	60%
Lyrical Asset Management L.P.	40%
Lyrical U.S. Value Equity Fund - C Class
Wells Fargo Clearing Services (for the benefit of its customers)	82%
Lyrical International Value Equity Fund - Institutional Class
Lyrical Asset Management L.P.	47%
Charles Schwab & Company (for the benefit of its customers)	46%
Lyrical International Value Equity Fund - Investor Class
Lyrical Asset Management L.P.	62%
Pershing, LLC (for the benefit of its customers)	35%
Lyrical International Value Equity Fund - A Class
Lyrical Asset Management L.P.	100%
Lyrical International Value Equity Fund - C Class
Lyrical Asset Management L.P.	100%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Borrowing Costs

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund did not incur any borrowing costs during the year ended November 30, 2022.

6. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2022, Lyrical International Value Equity Fund had 31.2% of the value of its net assets invested in stocks within the Industrials sector.

7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such except for the following:

On December 28, 2022, Lyrical U.S. Value Equity Fund - Institutional Class paid an ordinary income dividend of $0.0763, Investor Class $0.0268, A Class $0.0659 and C Class $0.0470, per share to shareholders of record on December 29, 2022, respectively.

On December 28, 2022 Lyrical International Value Equity Fund - Institutional Class paid an ordinary dividend of $0.3282, Investor Class $0.3010, A Class $0.3157 and C Class $0.2788, per share to shareholders of record on December 29, 2022, respectively.

LYRICAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of Lyrical U.S. Value Equity Fund and

Lyrical International Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Lyrical U.S. Value Equity Fund	The financial highlights for each of the years in the five-year period ended November 30, 2022
Lyrical International Value Equity Fund	The financial highlights for each of the years in the two-year period ended November 30, 2022 and for the period from March 2, 2020 (commencement of operations) through November 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

LYRICAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 26, 2023

LYRICAL FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2022) and held until the end of the period (November 30, 2022). For A Class shares and C Class shares, this reflects the commencement of operations (July 5, 2022) and held until the end of the period (November 30, 2022)

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

LYRICAL FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2022 (a)	November 30, 2022	Ratio(b)	Period(c)
Lyrical U.S. Value Equity Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$ 953.20	0.99%	$4.85
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,020.10	0.99%	$5.01
Investor Class
Based on Actual Fund Return	$1,000.00	$ 952.40	1.24%	$6.07
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,018.85	1.24%	$6.28
A Class
Based on Actual Fund Return	$1,000.00	$ 1,101.20	1.24%	$5.28
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,015.25	1.24%	$5.07
C Class
Based on Actual Fund Return	$1,000.00	$ 1,097.90	1.99%	$8.46
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,012.20	1.99%	$8.12

(a)	For A Class shares and C Class shares, this reflects the period beginning from the commencement of operations (July 5, 2022).

(b)	Annualized, based on each Fund’s most recent one-half year expenses.

(c)	For Institutional Class shares and Investor Class shares, expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). For A Class shares and C Class shares, expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 148/365 to reflect the period from the commencement of operations (July 5, 2022) through November 30, 2022.

LYRICAL FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2022 (a)	November 30, 2022	Ratio(b)	Period(c)
Lyrical International Value Equity Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$ 999.30	0.99%	$4.96
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,020.10	0.99%	$5.01
Investor Class
Based on Actual Fund Return	$1,000.00	$ 997.50	1.24%	$6.21
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,018.85	1.24%	$6.28
A Class
Based on Actual Fund Return	$1,000.00	$ 1,139.70	1.24%	$5.38
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,015.25	1.24%	$5.07
C Class
Based on Actual Fund Return	$1,000.00	$ 1,136.70	1.99%	$8.62
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$ 1,012.20	1.99%	$8.12

(a)	For A Class shares and C Class shares, this reflects the period beginning from the commencement of operations (July 5, 2022).

(b)	Annualized, based on each Fund’s most recent one-half year expenses.

(c)	For Institutional Class shares and Investor Class shares, expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). For A Class shares and C Class shares, expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 148/365 to reflect the period from the commencement of operations (July 5, 2022) through November 30, 2022.

LYRICAL FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and the Funds’ website at www.lyricalvaluefunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2022, Lyrical U.S. Value Equity Fund designated $28,379,572 as long-term capital gain distributions.

Qualified Dividend Income – Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund designates 100% and 31.57%, respectively, of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended November 30, 2022, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for Lyrical U.S Value Equity Fund and Lyrical International Value Equity Fund was 100% and 0.00%, respectively.

Lyrical International Value Equity Fund intends to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.2500 and the foreign tax expenses per share was $0.0281. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend date of record. These shareholders will receive more detailed information with there 2022 Form 1099-DIV.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Interested Trustees:
David R. Carson*^ Year of Birth: 1958	2021 to present 2021 to present and April 2013 to October 2013 2013 to 2021	Trustee (2021 to present) Vice President President and Principal Executive Officer	Senior Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); and President of Unified Series Trust (2017 to 2020)	33	Interested Trustee of 31 series of the Unified Series Trust (a registered management company) (2020 to present)
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	33	n/a
David M. Deptula^ Year of Birth: 1958	Since 2012	Trustee (2012 to present)	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016	33	n/a

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2012)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	33	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	33	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	33	n/a

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section (2)(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s Administrator, Transfer Agent, and Distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	2021 to present 2014 to 2021	President Vice President	Vice President , Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017)
Jennifer L. Leamer^ Year of Birth: 1976	2014 to present April 2014 to October 2014	Treasurer Assistant Treasurer	Senior Vice President of Fund Accounting (2020 to present) and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Assistant Treasurer	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	January 2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Khimmara Greer^ Year of Birth: 1983	October 2021 to present	Secretary	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019)
David K. James^ Year of Birth: 1970	October 2021 to present July 2021 to October 2022	Assistant Secretary Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018)
Natalie S. Anderson^ Year of Birth:1975	2016 to present	Assistant Secretary	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Martin Dean^ Year of Birth: 1963	2020 to present 2019 to 2020 2016 to 2017	Assistant Chief Compliance Officer Interim Chief Compliance Officer Assistant Chief Compliance Officer	Senior Vice President, Head of Fund Compliance (2020 to present) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-888-884-8099.

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Lyrical Asset Management LP (the “Adviser” or “Lyrical”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at a meeting held on July 18 – 19, 2022, at which all of the Trustees were present.

In deciding whether to approve the continuation of the Advisory Agreement, the Board recalled its review of the materials related to the Funds and Lyrical throughout the preceding twelve months with respect to the Funds and its numerous discussions with Trust Management and Lyrical about the operations and performance of the Funds during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Funds including, without limitation, its providing a continuous investment program for the Funds, adhering to each Fund’s investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Funds. The Board considered the qualifications and experience of the Adviser’s portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio, as well as the qualifications of other individuals at the Adviser who provide services to the Funds. The Board concluded that the quality, extent, and nature of the services provided by the Adviser to each of the Funds were satisfactory.

The investment performance of the Funds. In this regard, the Board compared the performance of each of the Funds with the performance of its respective benchmark index, custom peer group, and Morningstar category. The Board concluded that the investment performance of each of the Funds has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Funds. In this regard, the Board considered the management fee for each of the Funds and each Fund’s expense ratio, each as compared to its respective peer group and to the fees charged by the Adviser to other similar clients. The Board considered the revenue earned by the Adviser from each Fund, the Adviser’s financial condition, the asset level of the Funds and the current and anticipated profitability of each of the Funds to the Adviser, if any. The Board considered the Adviser’s past fee reductions and expense reimbursements for each of the Funds and the indirect benefits that the Adviser received from its management of the Funds. The Board concluded that the advisory fee to be paid to the Adviser by each of the Funds is reasonable in light of the nature and quality of services provided by the Adviser.

The extent to which economics of scale would be realized as each of the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board considered that each of the Funds’ fee arrangements

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

with the Adviser involve both the advisory fee and the Funds’ expense limitation agreement (the “ELA”). The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Funds have experienced benefits from the Funds’ ELA and will continue to experience benefits from the Funds’ ELA. The Board concluded that the advisory fee for each of the Funds was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

After further discussion of the factors noted above, and in reliance on the information provided by the Adviser and Trust management, and taking into account the totality of all factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement of each of the Funds. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Agreement was in the best interests of the Funds and its shareholders.

LYRICAL FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 17 – 18, 2022 Board meeting and covered the period from June 1, 2021 to May 31, 2022 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

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LYRICAL-AR-22

Q3 All-Season Sector Rotation Fund

Institutional Class (QAISX)

Q3 All-Season Tactical Fund

Institutional Class (QAITX)

C Class (QACTX)

Annual Report

November 30, 2022

Q3 ALL-SEASON FUNDS
LETTER TO SHAREHOLDERS (Unaudited)	November 30, 2022

Dear Shareholders:

This Annual Report for the Q3 All-Season Funds covers the period from November 30, 2021 – November 30, 2022. The All-Season Funds are a series of Funds advised by Q3 Asset Management, which are actively managed using systematic, quantitative approaches to asset allocation in order to adjust to ever-evolving market environments.

Q3 All-Season Sector Rotation Fund (QAISX)

For the year ended November 30, 2022, the Sector Rotation Fund had losses of 5.1% in the Institutional class shares, versus a loss of 11.1% for the Dow Jones Moderate Portfolio Index during the same timeframe. The Fund’s investment objective is to seek long-term growth of capital on an annual basis consistent with a moderately aggressive tolerance for risk.

The Fund began the period fully invested in equities with a slight tilt in favor of growth-based sectors such as Technology and Consumer Discretionary. In January, however, the Fund shifted to a 50% bond position as equity markets began their downward slide.

This portion in bonds remained for the entire period. However, the actual bonds the Fund invested in rotated from longer-term maturities early in the year to money market equivalents as the fixed income markets also began to swoon in line with equities. This portion of the Fund is largely responsible for the relative outperformance over the 12-month period.

On the equity side, the Fund quickly moved out of most growth sectors and into defensive areas of the market early in the year. These defensive sectors were subsequently held for nearly all of 2022. Holdings in Energy, Natural Resources and Industrials – especially in the early months of the year – provided much-needed gains for the Fund. Commodity-based sectors started the year on a tear but retreated somewhat as growth sectors had a short-lived rally. The Fund was not drawn into these fleeting moves and continued to favor value over growth.

In a decidedly difficult year for both bond and equity investors, the Sector Fund performed admirably. A partial shift out of equities coupled with a rotation away from growth-based sectors, resulted in a reduction of volatility and improved returns when compared to the benchmark.

The Advisor is continually monitoring the trading system for the Sector Rotation Fund and has investigated several aspects of its algorithms in an attempt to improve performance. While no major changes in the Fund’s management are contemplated, certain smaller improvements may be implemented if the Advisor feels they can add value to the overall system.

1

Q3 All-Season Tactical Fund (QAITX, QACTX)

The Tactical Fund had a loss of 34.8% during the period for the C Class shares and a loss of 34.0% for the Institutional Class shares versus a loss of 11.1% for the Dow Jones Moderate Portfolio Index . The Fund’s investment objective seeks a positive rate of return over a calendar year regardless of market conditions. Equity investments are based on the price movements of one, or more, major equity indexes. As such indexes begin to exhibit increased volatility, positions in government bonds may be taken. Such positions may be long or inverse depending on the conditions of the Treasury bond markets.

The Fund began the period with a partial investment in the NASDAQ 100 Index (QQQ). However, during the first few months of 2022, downside pressure increased in the market

– particularly in the technology-heavy NASDAQ Index. Accordingly, the Fund began to further divest from the QQQ position and into government bonds. By late February, the Fund was completely out of equities as the bear market was just starting to develop.

Throughout the year as equity indexes continued to decline the Fund remained largely out of equities. Generally, in this type of environment Treasury bonds are thought of as a “safe haven.” Not so in 2022. In fact, long-term Treasuries declined by as much as 20% at one point during the year. The Fund primarily was invested on the long side of this market taking advantage of historical trends which had persisted for decades. These positions led to most of the losses for the period, as opposed to equity investments.

At times, the Fund did take inverse positions in the Treasury market, but the volatility and whipsaw nature of that market led to continued losses. Equity indexes continued to slide nearly all year, and the Fund was able to avoid the losses due to the trend-based indicators employed by the trading system used to manage the Fund.

As designed, one of the primary objectives of the Fund is to avoid equities when the risk/ reward ratio looks to be unfavorable. From this standpoint the Fund was successful – as equity indexes had one of the worst years on record. However, the historic decoupling of the bond market from equities for the period presented a unique challenge for the Fund, and ultimately led to the majority of the losses.

The algorithm for generated bond signals for the Fund was reviewed during the year and slight modifications were made which improved relative performance. Generally, the changes made to the signal required the overall trend of the bond market to be in the same direction as the signal, otherwise a lesser position would be taken in an attempt to reduce downside risk.

The All-Season Funds are created to work together in a portfolio to seek return and manage risk for an investor through changing market conditions. Both Funds are systematic and quantitative in nature and, as such, human emotion is largely removed from investment decisions. Challenging market environments often lead investors to make decisions that are based on emotions. The All-Season Funds seek to avoid this common investment pitfall by having the Funds rely on rules-based trading algorithms which have been developed using historical market data in an attempt to replicate any possible market environment moving forward.

2

If you have any questions about the Funds, please visit us at our website www.Q3AllSeasonFunds.com or email info@Q3Tactical.com

Very truly yours,

Brad Giaimo	Bruce Greig, CFA	Adam Quiring
Portfolio Manager	Portfolio Manager	Portfolio Manager

Q3 Asset Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1.248.566.1122.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy the Funds’ prospectus please visit the Funds’ website at www.Q3AllSeasonFunds.com or call 1.888-348-1255 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They may not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of November 30, 2022, please see the Schedule of Investments sections of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

Q3 ALL-SEASON SECTOR ROTATION FUND

PERFORMANCE INFORMATION

November 30, 2022 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in Q3 All-Season

Sector Rotation Fund – Institutional Class versus the Dow Jones Moderate

Portfolio Index, the Morningstar Moderately Aggressive Target Risk Index and

the Morningstar Moderate Target Risk Index

Average Annual Total Returns

For the Periods Ended November 30, 2022

		Since
	1 Year	Inception (b)
Q3 All-Season Sector Rotation - Institutional Class(a)	-5.14%	-0.07%
Dow Jones Moderate Portfolio Index *	-11.12%	2.33%
Morningstar Moderately Aggressive Target Risk Index	-9.91%	4.15%
Morningstar Moderate Target Risk Index	-10.48%	2.79%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The commencement of operations for Institutional Class was December 30, 2019.

*	Effective April 21, 2022, the Dow Jones Moderate Portfolio Index (the “Index”) became the primary benchmark for the Fund. The Index measures a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Index risk level is 60% of the Dow Jones Global Stock CMAC Index’s downside risk.

4

Q3 ALL-SEASON SECTOR ROTATION FUND

PERFORMANCE INFORMATION

November 30, 2022 (Unaudited) (Continued)

Q3 All-Season Sector Rotation Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Funds to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

5

Q3 ALL-SEASON TACTICAL FUND

PERFORMANCE INFORMATION

November 30, 2022 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in Q3 All-Season

Tactical Fund – Institutional Class(a) versus the Dow Jones Moderate Portfolio

Index, the Morningstar Moderate Target Risk Index and the Morningstar

Moderately Aggressive Target Risk Index

Average Annual Total Returns

For the Periods Ended November 30, 2022

		Since
	1 Year	Inception (c)
Q3 All-Season Tactical - Institutional Class(b)	-34.03%	-0.71%
Q3 All-Season Tactical - C Share Class(b)	-34.82%	-14.11%
Dow Jones Moderate Portfolio Index *	-11.12%	2.33%
Morningstar Moderate Target Risk Index	-10.48%	2.79%
Morningstar Moderately Aggressive Target Risk Index	-9.91%	4.15%

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of C Class based on difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The commencement of operations for Institutional Class was December 30, 2019. The commencement of operations for C Share Class was March 18, 2021.

*	Effective April 21, 2022, the Dow Jones Moderate Portfolio Index (the “Index”) became the primary benchmark for the Fund. The Index measures a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Index risk level is 60% of the Dow Jones Global Stock CMAC Index’s downside risk.

6

Q3 ALL-SEASON TACTICAL FUND

PERFORMANCE INFORMATION

November 30, 2022 (Unaudited) (Continued)

Q3 All-Season Tactical Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Funds to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

7

Q3 ALL-SEASON FUNDS

PORTFOLIO INFORMATION

November 30, 2022 (Unaudited)

Q3 ALL-SEASON SECTOR ROTATION FUND
Sector Diversification (% of Net Assets)

Q3 ALL-SEASON TACTICAL FUND

Sector Diversification (% of Net Assets)

8

Q3 ALL-SEASON SECTOR ROTATION FUND
SCHEDULE OF INVESTMENTS
November 30, 2022
EXCHANGE-TRADED FUNDS — 49.4%	Shares	Value
Fidelity MSCI Energy Index ETF	11,000	$275,110
Fidelity MSCI Utilities Index ETF	6,000	277,680
iShares U.S. Broker-Dealers & Securities Exchanges ETF	2,760	284,501
SPDR S&P Aerospace & Defense ETF	2,600	286,832
SPDR S&P Insurance ETF	7,000	298,410
VanEck Oil Services ETF	900	273,735
Total Exchange-Traded Funds (Cost $1,526,611)		$1,696,268

MONEY MARKET FUNDS — 50.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.57% (a) (Cost $1,731,190)	1,731,190	$1,731,190

Investments at Value — 99.9% (Cost $3,257,801)		$3,427,458

Other Assets in Excess of Liabilities — 0.1%		3,727

Net Assets — 100.0%		$3,431,185

(a)	The rate shown is the 7-day effective yield as of November 30, 2022.

See accompanying notes to financial statements.

9

Q3 ALL-SEASON TACTICAL FUND
SCHEDULE OF INVESTMENTS
November 30, 2022
EXCHANGE-TRADED FUNDS — 91.8%	Shares	Value
Invesco QQQ Trust, Series 1	92,000	$26,989,120
ProShares Short 20+ Year Treasury (a)	1,000,000	22,170,000
Total Exchange-Traded Funds (Cost $49,287,586)		$49,159,120

MONEY MARKET FUNDS — 90.9%	Shares	Value
First American Government Obligations Fund - Class X, 3.57% (b) (Cost $48,713,624)	48,713,624	$48,713,624

Investments at Value — 182.7% (Cost $98,001,210)		$97,872,744

Liabilities in Excess of Other Assets — (82.7%)		(44,311,290)

Net Assets — 100.0%		$53,561,454

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2022.

See accompanying notes to financial statements.

10

Q3 ALL-SEASON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2022
	Q3 All-Season	Q3 All-Season
	Sector Rotation	Tactical
	Fund	Fund
ASSETS
Investments in securities:
At cost	$3,257,801	$98,001,210
At value (Note 2)	$3,427,458	$97,872,744
Receivable for capital shares sold	30	47,313
Receivable for investment securities sold	—	9,550,916
Receivable from Adviser (Note 4)	9,830	—
Dividend receivable	4,779	42,657
Other assets	3,391	12,306
Total assets	3,445,488	107,525,936

LIABILITIES
Payable for capital shares redeemed	—	139,426
Payable for investment securities purchased	—	53,751,530
Payable to Adviser (Note 4)	—	48,020
Payable to administrator (Note 4)	7,528	12,121
Accrued distribution fees (Note 4)	—	4,592
Other accrued expenses	6,775	8,793
Total liabilities	14,303	53,964,482

NET ASSETS	$3,431,185	$53,561,454

NET ASSETS CONSIST OF:
Paid-in capital	$4,008,218	$86,713,201
Accumulated deficit	(577,033)	(33,151,747)
NET ASSETS	$3,431,185	$53,561,454

11

Q3 ALL-SEASON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2022 (Continued)
	Q3 All-Season	Q3 All-Season
	Sector Rotation	Tactical
	Fund	Fund
NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$3,431,185	$50,871,338
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	365,076	6,020,097
Net asset value, offering price and redemption price per share (Note 2)	$9.40	$8.45

C CLASS
Net assets applicable to C Class	N/A	$2,690,116
C Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	N/A	326,175
Net asset value, offering price and redemption price per share (Note 2)	N/A	$8.25

See accompanying notes to financial statements.

12

Q3 ALL-SEASON FUNDS
STATEMENTS OF OPERATIONS
Year Ended November 30, 2022
	Q3 All-Season	Q3 All-Season
	Sector Rotation	Tactical
	Fund	Fund
INVESTMENT INCOME
Dividend income	$75,447	$793,461

EXPENSES
Management fees (Note 4)	47,759	1,017,203
Administration fees (Note 4)	29,750	97,514
Fund accounting fees (Note 4)	34,693	48,363
Transfer agent fees (Note 4)	26,936	44,936
Legal fees	27,529	30,924
Registration and filing fees	5,891	4,623
Registration fees - Institutional Class	6,121	20,688
Registration fees - Investor Class	3,328	6,561
Registration fees - C Class	—	9,234
Trustees’ fees and expenses (Note 4)	18,889	18,889
Distribution fees - C Class (Note 4)	—	31,924
Distribution fees - Investor Class (Note 4)	660	1,604
Audit and tax services fees	15,911	15,911
Compliance fees (Note 4)	12,111	13,679
Postage and supplies	4,806	17,646
Custody and bank service fees	8,093	13,397
Shareholder reporting expenses	8,359	10,126
Insurance	3,307	4,168
Other expenses	8,907	18,156
Total expenses	263,050	1,425,546
Management fees reduced/waived and/or expense reimbursements by the Adviser (Note 4)	(169,738)	(2,542)
Net expenses	93,312	1,423,004

NET INVESTMENT LOSS	(17,865)	(629,543)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(718,014)	(30,854,182)
Net change in unrealized appreciation (depreciation) on investments	383,941	(16,296,905)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(334,073)	(47,151,087)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(351,938)	$(47,780,630)

See accompanying notes to financial statements.

13

Q3 ALL-SEASON SECTOR ROTATION FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	November 30,	November 30,
	2022	2021
FROM OPERATIONS
Net investment loss	$(17,865)	$(74,942)
Net realized gains (losses) from investment transactions	(718,014)	968,032
Net change in unrealized appreciation (depreciation) on investments	383,941	(677,221)
Net increase (decrease) in net assets resulting from operations	(351,938)	215,869

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investor Class	(25,197)	—
Institutional Class	(364,646)	—
Decrease in net assets from distributions to shareholders	(389,843)	—

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	29,989	641,884
Net asset value of shares issued in reinvestment of distributions to shareholders	25,197	—
Payments for shares redeemed	(267,450)	(330,355)
Shares exchanged for Institutional Class (Note 1)	(120,399)	—
Net increase (decrease) in Investor Class net assets from capital share transactions	(332,663)	311,529

Institutional Class
Proceeds from shares sold	576,162	3,049,795
Shares exchanged from Investor Class (Note 1)	120,399	—
Net asset value of shares issued in reinvestment of distributions to shareholders	364,646	—
Payments for shares redeemed	(2,992,283)	(1,723,552)
Net increase (decrease) in Institutional Class net assets from capital share transactions	(1,931,076)	1,326,243

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,005,520)	1,853,641

NET ASSETS
Beginning of year	6,436,705	4,583,064
End of year	$3,431,185	$6,436,705

See accompanying notes to financial statements.

14

Q3 ALL-SEASON SECTOR ROTATION FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended	Year Ended
	November 30,	November 30,
	2022	2021
CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	2,842	58,604
Shares reinvested	2,434	—
Shares redeemed	(29,212)	(30,783)
Shares exchanged for Institutional Class (Note 1)	(13,163)	—
Net increase (decrease) in shares outstanding	(37,099)	27,821
Shares outstanding at beginning of year	37,099	9,278
Shares outstanding at end of year	—	37,099

Institutional Class
Shares sold	59,129	280,934
Shares issued in connection with exchange of Investor Class shares (Note 1)	13,078	—
Shares reinvested	35,062	—
Shares redeemed	(317,006)	(157,821)
Net increase (decrease) in shares outstanding	(209,737)	123,113
Shares outstanding at beginning of year	574,813	451,700
Shares outstanding at end of year	365,076	574,813

See accompanying notes to financial statements.

15

Q3 ALL-SEASON TACTICAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	November 30,	November 30,
	2022	2021 (a)
FROM OPERATIONS
Net investment loss	$(629,543)	$(831,293)
Net realized gains (losses) from investment transactions	(30,854,182)	11,808,355
Net change in unrealized appreciation (depreciation) on investments	(16,296,905)	12,013,498
Net increase (decrease) in net assets resulting from operations	(47,780,630)	22,990,560

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investor Class	(81,800)	(13,014)
Institutional Class	(10,837,041)	(5,413,223)
C Class	(250,466)	—
Decrease in net assets from distributions to shareholders	(11,169,307)	(5,426,237)

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	109,163	1,943,772
Net asset value of shares issued in reinvestment of distributions to shareholders	81,347	12,922
Payments for shares redeemed	(592,521)	(1,145,625)
Shares exchanged for Institutional Class (Note 1)	(280,169)	—
Net increase (decrease) in Investor Class net assets from capital share transactions	(682,180)	811,069

Institutional Class
Proceeds from shares sold	83,567,837	105,917,317
Shares exchanged from Investor Class (Note 1)	280,169	—
Net asset value of shares issued in reinvestment of distributions to shareholders	10,595,038	5,260,413
Payments for shares redeemed	(135,500,819)	(51,538,011)
Net increase (decrease) in Institutional Class net assets from capital share transactions	(41,057,775)	59,639,719

C Class
Proceeds from shares sold	1,603,514	3,274,546
Net asset value of shares issued in reinvestment of distributions to shareholders	149,400	—
Payments for shares redeemed	(648,356)	(201,356)
Net increase in C Class net assets from capital share transactions	1,104,558	3,073,190

TOTAL INCREASE (DECREASE) IN NET ASSETS	(99,585,334)	81,088,301

NET ASSETS
Beginning of year	153,146,788	72,058,487
End of year	$53,561,454	$153,146,788

(a)	Except for C Class information, which represents the period from the commencement of C Class operations (March 18, 2021) through November 30, 2021.

See accompanying notes to financial statements.

16

Q3 ALL-SEASON TACTICAL FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended	Year Ended
	November 30,	November 30,
	2022	2021 (a)
CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	9,427	152,382
Shares reinvested	6,466	1,109
Shares redeemed	(63,402)	(89,142)
Shares exchanged for Institutional Class (Note 1)	(31,382)	—
Net increase (decrease) in shares outstanding	(78,891)	64,349
Shares outstanding at beginning of year	78,891	14,542
Shares outstanding at end of year	—	78,891

Institutional Class
Shares sold	7,986,972	8,437,224
Shares issued in connection with exchange of Investor Class shares (Note 1)	30,727	—
Shares reinvested	829,682	448,841
Shares redeemed	(13,613,101)	(4,059,270)
Net increase (decrease) in shares outstanding	(4,765,720)	4,826,795
Shares outstanding at beginning of year	10,785,817	5,959,022
Shares outstanding at end of year	6,020,097	10,785,817

C Class
Shares sold	141,191	254,362
Shares reinvested	11,848	—
Shares redeemed	(65,679)	(15,547)
Net increase in shares outstanding	87,360	238,815
Shares outstanding at beginning of period	238,815	—
Shares outstanding at end of period	326,175	238,815

(a)	Except for C Class information, which represents the period from the commencement of C Class operations (March 18, 2021) through November 30, 2021.

See accompanying notes to financial statements.

17

Q3 ALL-SEASON SECTOR ROTATION FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2022	2021	2020 (a)
Net asset value at beginning of period	$10.52	$9.94	$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.03)	(0.13)	(0.11)
Net realized and unrealized gains (losses) on investments	(0.45)	0.71	0.05	(d)
Total from investment operations	(0.48)	0.58	(0.06)
Less distributions from:
Net realized gains	(0.64)	—	—
Net asset value at end of period	$9.40	$10.52	$9.94
Total return (e)	(5.14%)	5.83%	(0.60	%) (f)
Net assets at end of period (000’s)	$3,431	$6,048	$4,491
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	5.46%	4.20%	6.10	% (h)
Ratio of net expenses to average net assets (g)(i)	1.94%	1.94%	1.94	% (h)
Ratio of net investment loss to average net assets (c)(g)(i)	(0.34%)	(1.19%)	(1.31	%) (h)
Portfolio turnover rate	517%	441%	523	% (f)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(e)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

18

Q3 ALL-SEASON TACTICAL FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended	Year Ended		Period Ended
	November 30,	November 30,		November 30,
	2022	2021		2020 (a)
Net asset value at beginning of period	$13.80	$12.06		$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.06)	(0.09)		(0.11)
Net realized and unrealized gains (losses) on investments	(4.30)	2.72		2.17
Total from investment operations	(4.36)	2.63		2.06
Less distributions from:
Net realized gains	(0.99)	(0.89)		—
Net asset value at end of period	$8.45	$13.80		$12.06
Total return (d)	(34.03%)	23.10	% (e)	20.60	% (f)
Net assets at end of period (000’s)	$50,871	$148,813		$71,884
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	1.36%	1.32%		1.55	% (h)
Ratio of net investment loss to average net assets (c)(g)	(0.59%)	(0.73%)		(1.10	%) (h)
Portfolio turnover rate (i)	3770%	1639%		3078	% (f)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(e)	During the year ended November 30, 2021, the Fund received a payment from the Advisor of $336,826 for losses realized on the disposal of the investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.27%.

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Given market conditions since inception, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was therefore traded frequently.

See accompanying notes to financial statements.

19

Q3 ALL-SEASON TACTICAL FUND
C SHARE CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended	Period Ended
	November 30,	November 30,
	2022	2021 (a)
Net asset value at beginning of period	$13.65	$11.53
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.17)	(0.22)
Net realized and unrealized gains (losses) on investments	(4.24)	2.34
Total from investment operations	(4.41)	2.12
Less distributions from:
Net realized gains	(0.99)	—
Net asset value at end of period	$8.25	$13.65
Total return (d)	(34.82%)	18.39	% (e)(f)
Net assets at end of period (000’s)	$2,690	$3,260
Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	2.65%	2.72	% (h)
Ratio of net investment loss to average net assets (c)(g)	(1.73%)	(2.42	%) (h)
Portfolio turnover rate (i)	3770%	1639	% (j)

(a)	Represents the period from the commencement of operations (March 18, 2021) through November 30, 2021.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(e)	During the year ended November 30, 2021, the Fund received a payment from the Advisor of $336,826 for losses realized on the disposal of the investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.26%.

(f)	Not annualized.

(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(h)	Annualized.

(i)	Given market conditions since inception, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was traded frequently.

(j)	Represents the year ended November 30, 2021.

See accompanying notes to financial statements.

20

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

1. Organization

Q3 All-Season Sector Rotation Fund (formerly, Q3 All-Weather Sector Rotation Fund) and Q3 All-Season Tactical Fund (formerly, Q3 All-Weather Tactical Fund) (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Funds commenced operations on December 30, 2019.

Q3 All-Season Sector Rotation Fund seeks to achieve long-term growth of capital.

Q3 All-Season Tactical Fund seeks a positive rate of return over a calendar year regardless of market conditions.

The Q3 All-Season Sector Rotation Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% and requiring a $100,000 initial investment). Prior to August 30, 2022, Q3 All-Season Sector Rotation Fund offered two classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requiring a $1,250 minimum initial investment) and Institutional Class shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% and requiring a $500,000 initial investment). On August 30, 2022, all existing Investor Class shares were converted into Institutional Class shares at the Institutional Class net asset value (“NAV”) per share as of August 29, 2022, which was $9.21. After August 30, 2022, Investor Class shares were no longer offered.

The Q3 All-Season Tactical Fund currently offers two classes of shares: Institutional Class shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% and requiring a $100,000 initial investment) and C Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 1.00% of the average daily net assets attributable to C Class shares and requiring a $1,000 minimum initial investment). Each share class represents an ownership interest in the same investment portfolio. Prior to August 30, 2022, Q3 All-Season Tactical Fund offered three classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requiring a $1,250 minimum initial investment), Institutional Class shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% and requiring a $500,000 initial investment) and C Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 1.00% of the average daily net assets attributable to C Class shares and requiring a $1,000 minimum initial investment). On August 30,

21

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2022, all existing Investor Class shares were converted into Institutional Class shares at the Institutional Class NAV per share as of August 29, 2022, which was $9.12. After August 30, 2022, Investor Class shares were no longer offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of other open-end investment companies, except ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure

22

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of November 30, 2022:

Q3 All-Season Sector Rotation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$1,696,268	$—	$—	$1,696,268
Money Market Funds	1,731,190	—	—	1,731,190
Total	$3,427,458	$—	$—	$3,427,458

Q3 All-Season Tactical Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$49,159,120	$—	$—	$49,159,120
Money Market Funds	48,713,624	—	—	48,713,624
Total	$97,872,744	$—	$—	$97,872,744

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2022.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

23

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Funds during the years ended November 30, 2022 and 2021 was as follows:

	Year	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Q3 All-Season Sector Rotation Fund	11/30/2022	$353,795	$36,048	$389,843
	11/30/2021	$—	$—	$—
Q3 All-Season Tactical Fund	11/30/2022	$11,169,307	$—	$11,169,307
	11/30/2021	$5,426,237	$—	$5,426,237

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

24

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2022:

	Q3 All-Season
	Sector	Q3 All-Season
	Rotation Fund	Tactical Fund
Tax cost of portfolio investments	$3,260,765	$103,241,655
Gross unrealized appreciation	$166,693	$—
Gross unrealized depreciation	—	(5,368,911)
Net unrealized appreciation (depreciation)	166,693	(5,368,911)
Accumulated capital and other losses	(743,726)	(27,782,836)
Accumulated deficit	$(577,033)	$(33,151,747)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Qualified late year ordinary losses incurred after December 31, 2021 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended November 30, 2022, Q3 All-Season Sector Rotation Fund and Q3 All-Season Tactical Fund deferred late year ordinary losses to December 1, 2022 for federal income tax purposes in the amounts of $17,865 and $572,879, respectively.

As of November 30, 2022, Q3 All-Season Sector Rotation Fund and Q3 All-Season Tactical Fund had short-term capital loss carryforwards (“CLCFs”) for income tax purposes in the amount of $725,861 and $27,209,957, respectively. These CLCFs, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended November 30, 2022, Q3All-Season Sector Rotation Fund and Q3 All-Season Tactical Fund reclassified $47 and $55,642, respectively, of accumulated deficit against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

25

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

For the year ended November 30, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $20,158,087 and $24,477,891, respectively, for Q3 All-Season Sector Rotation Fund and $2,496,662,594 and $2,527,628,346, respectively, for Q3 All-Season Tactical Fund.

4. Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by Q3 Asset Management Corporation (the “Adviser”) pursuant to the terms of an Investment Management Agreement. Each Fund pay the Adviser an investment management fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of average daily net assets. During the year ended November 30, 2022, the Adviser earned $47,759 and $1,017,203 of fees under the Investment Management Agreement for Q3 All-Season Sector Rotation Fund and Q3 All-Season Tactical Fund, respectively.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2023, to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses of each Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class, if applicable:

Institutional Class	C Class
1.94%	2.94%

Accordingly, during the year ended November 30, 2022, the Adviser did not collect any of its management fees and reimbursed other operating expenses of $121,979 for Q3 All-Season Sector Rotation Fund of which $3,328 related to the Investor Class and is therefore no longer recoverable. In addition, the Adviser reimbursed other operating expenses of $2,542 related to the Investor Class for Q3 All-Season Tactical Fund and therefore is no longer recoverable.

Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of thirty-six months after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation

26

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2022, the Adviser may seek repayment of expense reimbursements no later than the dates below:

Q3 All-Season
Sector Rotation Fund
November 30, 2023	$129,682
November 30, 2024	139,638
November 30, 2025	166,410
Total	$435,730

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the C Class shares of Q3 All-Season Tactical Fund for acting as principal underwriter. Prior to August 30, 2022, the Distributor was also compensated partially by the Investor Class shares of the Funds.

A Trustee and certain officers of the Trust are also officers of Ultimus.

DISTRIBUTION PLAN

The Q3 All-Season Tactical Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits C Class shares of the Q3 All-Season Tactical Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan 1.00% of the Q3 All-Season Tactical Fund’s average daily net assets allocable to C Class shares. The Funds have not adopted a plan of distribution with respect to the Institutional Class shares. During the year ended November 30, 2022, the C Class shares of Q3 All-Season Tactical Fund incurred $31,924 of distribution fees under the Plan.

The Plan was terminated for Investor Class shares of the Funds as of August 30, 2022. Prior to August 30, 2022, the Funds’ Plan permitted Investor Class shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan was 0.25% of each Fund’s average daily net assets allocable to Investor Class

27

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

shares. During the year ended November 30, 2022, the Investor Class shares of Q3 All-Season Sector Rotation Fund and Q3 All-Season Tactical Fund incurred $660 and $1,604, respectively of distribution fees under the Plan.

ADMINISTRATIVE SERVICES PLAN

The Trust has adopted an Administrative Services Plan (the “Administrative Service Plan”) for the Institutional Shares of the Funds. The Administrative Service Plan allows the Funds to use the net assets of the Institutional Shares to pay financial intermediaries that provide services relating to Institutional Shares. The Administrative Service Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Share shareholders. The Administrative Service Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Institutional Shares. During the year ended November 30, 2022, no fees were incurred by the Funds under the Administrative Service Plan.

TRUSTEE COMPENSATION

Effective October 17, 2022, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from each Fund, paid quarterly and the Audit Committee Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 17, 2022, no annual retainer was designated specifically for the Audit Committee Chairperson and the Audit Committee Chairperson received a $1,300 annual retainer from each Fund.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2022, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER		% Ownership
Q3	All-Season Sector Rotation Fund - Institutional Class
	E*TRADE Savings Bank (for the benefit of its customers)	34%
Q3	All-Season Tactical Fund - Institutional Class
	E*TRADE Savings Bank (for the benefit of its customers)	53%
	TD Ameritrade, Inc. (for the benefit of its customers)	30%
Q3	All-Season Tactical Fund - C Class
	Pershing LLC (for the benefit of its customers)	90%

28

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Borrowing Costs

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Accordingly, during the year ended November 30, 2022, Q3 All-Season Sector Fund and Q3 All-Season Tactical Fund did not incur any borrowing cost by the custodian.

6. Investments in Other Investment Companies

Each Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. Each Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of November 30, 2022, Q3 All-Season Sector Rotation Fund had 49.4% of the value of its net assets invested in ETFs. As of November 30, 2022, Q3 All-Season Tactical Fund had 50.4% of the value of its net assets invested in Invesco QQQ Trust, Series 1 (“QQQ”), an ETF that tracks the Nasdaq 100 Index and 41.4% of the value of its net assets invested in ProShares Short 20+ Year Treasury (“TBF”), an ETF that corresponds to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index. The financial statements of QQQ and TBF can be found at www.sec.gov.

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, a Fund may at times invest a significant portion of its assets in shares of a money market fund. As of November 30, 2022, Q3 All-Season Sector Rotation Fund and Q3 All-Season Tactical Fund had 50.5% and 90.9% of the value of their net assets invested in shares of First American Government Obligations Fund - Class X (“FGXXX”), a money market fund registered under the 1940 Act, respectively. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. While investor losses in money market funds have been rare, they are possible. A Fund incurs additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of money market funds. The financial statements for FGXXX can be found at www.sec.gov.

7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure

29

Q3 ALL-SEASON FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

30

Q3 ALL-SEASON FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of Q3 All-Season Sector Rotation Fund and

Q3 All-Season Tactical Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Q3 All-Season Sector Rotation Fund (formerly Q3 All-Weather Sector Rotation Fund) and Q3 All-Season Tactical Fund (formerly Q3 All-Weather Tactical Fund), each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Q3 All-Season Sector Rotation Fund	The statements of changes in net assets for each of the years in the two-year period ended November 30, 2022.

The financial highlights for each of the years in the two-year period ended November 30, 2022 and for the period from December 30, 2019 (commencement of operations) through November 30, 2020
Q3 All-Season Tactical Fund	For Institutional Class: The statements of changes in net assets for each of the years in the two-year period ended November 30, 2022 and the financial highlights for each of the years in the two-year period ended November 30, 2022 and for the period from December 30, 2019 (commencement of operations) through November 30, 2020

For Class C: The statements of changes in net assets and the financial highlights for the year ended November 30, 2022 and for the period from March 18, 2021 (commencement of operations) through November 30, 2021

31

Q3 ALL-SEASON FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 26, 2023

32

Q3 ALL-SEASON FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2022) and held until the end of the period (November 30, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

33

Q3 ALL-SEASON FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

		Ending
	Beginning	Account Value	Net	Expenses
	Account Value	November 30,	Expense	Paid During
	June 1, 2022	2022	Ratio (a)	Period (b)
Q3 All-Season Sector Rotation Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$994.70	1.94%	$9.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.34	1.94%	$9.80
Q3 All-Season Tactical Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$904.70	1.44%	$6.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	1.44%	$7.28
C Class
Based on Actual Fund Return	$1,000.00	$898.70	2.72%	$12.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.43	2.72%	$13.72

(a)	Annualized, based on each Class’s most recent one-half year expenses.

(b)	Expenses are equal to each Class’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

34

Q3 ALL-SEASON FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-784-2399, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-784-2399, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-784-2399. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Funds’ website at www.Q3AllSeasonfunds.com.

Q3 ALL-SEASON FUNDS
FEDERAL TAX INFORMATION (Unaudited)

For the year ended November 30, 2022, Q3 All-Season Sector Rotation Fund designated $36,048 as long-term capital gain distributions.

Qualified Dividend Income - The Funds have designated the following of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate:

Q3	All-Season Sector Rotation Fund	10.72%
Q3	All- Season Tactical Fund	3.20%

Dividends Received Deduction - For corporate shareholders, the following percentages of ordinary dividends paid during the year ended November 30, 2022 qualify for the corporate dividends received deduction:

Q3	All-Season Sector Rotation Fund	8.71%
Q3	All- Season Tactical Fund	3.44%

35

Q3 ALL-SEASON SECTOR ROTATION FUND AND Q3 ALL-SEASON
TACTICAL FUND DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Q3 Asset Management Corporation (the “Adviser” or “Q3AM”) for an additional one-year term (the “Advisory Agreement”). The Board approved the Advisory Agreement at a meeting held on October 17 – 18, 2022, at which all of the Trustees were present.

In deciding on whether to approve the continuation of the Q3 Advisory Agreement for the Funds, the Board recalled its review of the materials related to the Funds and Q3AM at the meeting and throughout the preceding twelve months and its numerous discussions with Trust Management and Q3AM about the operations and performance of the Funds during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Funds including, without limitation, its providing a continuous investment program for the Funds, adhering to each of the Funds’ investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Funds. The Board considered the qualifications and experience of the Adviser’s portfolio managers who are responsible for the day-to day management of each of the Funds’ portfolio, as well as the qualifications of other individuals at the Adviser who provide services to the Funds. The Board concluded that the quality, extent, and nature of the services provided by the Adviser to each of the Funds were satisfactory.

The investment performance of the Funds. In this regard, the Board compared the performance of each of the Funds with the performance of its respective benchmark index, custom peer group, and Morningstar category. The Board also considered the Adviser’s explanation of the performance of each of the Funds. The Board concluded that the investment performance of each of the Funds has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Funds. In this regard, the Board considered the management fee for each of the Funds and each of the Funds’ expense ratio, each as compared to its respective peer group and the fees charged by the Adviser to other similar clients. The Board considered the revenue earned from each of the Funds, the Adviser’s financial condition, the assets in each of the Funds and the current and anticipated profitability of the Funds to the Adviser, if any. The Board also considered the Adviser’s past fee reductions and expense reimbursements for the Funds and the indirect benefits that the Adviser received from its management of the Funds. The Board concluded that the advisory fee to be paid to the Adviser by each of the Funds is reasonable in light of the nature and quality of services provided by the Adviser.

36

Q3 ALL-SEASON SECTOR ROTATION FUND AND Q3 ALL-SEASON
TACTICAL FUND DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The extent to which economies of scale would be realized as the Funds grows and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board considered that each of the Funds’ fee arrangements with the Adviser involve both the advisory fee and the Funds’ expense limitation agreement (the “ELA”). The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Funds have experienced benefits from the Funds’ ELA and will continue to experience benefits from the Funds’ ELA. The Board concluded that the advisory fee for each of the Funds was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust management, and taking into account the totality of all factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Advisory Agreement and the ELA for each of the Funds. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Advisory Agreement was in the best interests of the Funds and its shareholders.

37

Q3 ALL-SEASON FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since 2013	Trustee (2021 to present) Vice President (2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (2013 to 2021)	Senior Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (2017 to present).	33	Interested Trustee of 31 series of the Unified Series Trust (a registered management company) (2020 to present).
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	33	none

38

Q3 ALL-SEASON FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016.	33	none
Jacqueline A. Williams Year of Birth: 1954	Since 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	33	none
Clifford N. Schireson Year of Birth: 1953	Since 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	33	Trustee of the San Diego City Employees’ Retirement System (2019 to present).
Robert E. Morrison Year of Birth: 1957	Since 2019	Trustee	Managing Director, Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	33	none

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

39

Q3 ALL-SEASON FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (2021 to present) Vice President (2014 to 2021)	Vice President, Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (2016 to present)	Vice President, Fund Accounting (2022 to present) and Assistant Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2015 to 2022).
Angela A. Simmons Year of Birth: 1975	Since 2022	Assistant Treasurer (2022 to present)	Vice President, Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (2021 to present) Secretary (July 2021 to October 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).

40

Q3 ALL-SEASON FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC.
Gweneth Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (2020 to present)	Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (2016 to 2017)	Senior Vice President, Head of Fund Compliance (February 2020 to present); Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to January 2020).

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-855-784-2399.

41

Q3 ALL-SEASON FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short- and long-term cash flow projections; and their cash holdings and access to other funding sources. The Funds’ Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Funds’ Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 17 – 18, 2022 Board meeting and covered the period from June 1, 2021 to May 31, 2022 (the “Review Period”).

During the Review Period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

42

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Q3-AR-22

U.S. VALUE ETF

(USVT)

Annual Report

November 30, 2022

U.S. VALUE ETF	November 30, 2022
LETTER TO SHAREHOLDERS	(Unaudited)

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of U.S. Value ETF (“USVT”). We would like to thank you for your investment.

U.S Value ETF

U.S. Value ETF (the “Fund”) is designed for those seeking value exposure through a passive management process. USVT aims to track the investment results (before fees and expenses) of the Lyrical U.S. Value Index (the “Index”). The Index, developed by Lyrical Asset Management LP, seeks to represent the potential benefits of deep value investing by using proprietary investment screens to identify the cheapest quintile of 200 stocks from a universe of potential investment candidates of the top 1,000 US stocks by market capitalization, based on one year forward median analyst projected price to earnings ratio.

In contrast to the most broadly cited “value” indices, we believe the Index (and, thereby, the Fund) benefits from a process that is both straightforward and clearly value focused. Those other indices suffer from several frailties, including a melding of value factors with anti-growth factors (as if value and growth work in opposition) and including most of the securities in their respective universes.

Since its launch on September 13, 2021 through November 30, 2022, USVT has produced a cumulative total return of +11.63%, compared to the Index return of +12.45%, and to the +4.42% cumulative total return for S&P 500® Value Index (the “S&P 500 Value”). For the twelve months ended November 30, 2022, USVT has produced a total return of +10.79% compared to the total return for the S&P 500 Value of +5.59%. Over this same period, 55% of USVT’s investments have posted gains and 47% outperformed the S&P 500® Value Index

As of November 30, 2022, the valuation of our portfolio is 8.0 times the next twelve months consensus earnings. The S&P 500® Value has a valuation of 15.6 times earnings on this same basis, a premium of 94.33% over the Fund.

We consider this an opportune time to invest in USVT. We believe we are less than three years into a value upcycle, and historically those upcycles have lasted six to ten years.

Thank you for your continued trust and interest in USVT.

Sincerely,

Lyrical Asset Management LP

1

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The fund’s prospectus contains this and other important information. To obtain a copy of the fund’s prospectus please visit the fund’s website at www.usvalueetf.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the fund, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the fund as of November 30, 2022, please see the Schedule of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

2

U.S. VALUE ETF

PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

U.S. Value ETF versus the

S&P 500® Value Index

Total Returns*

(for the periods ended November 30, 2022)

		Since
	1 Year	Inception (b)
U.S. Value ETF (a)	10.79%	9.49%
U.S. Value ETF - At Market Value (a)	10.58%	9.39%
S&P 500® Value Index (c)	5.59%	3.62%
Lyrical U.S. Value Index (d)	11.57%	10.15%

*	Annualized

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was September 14, 2021.

(c)	The S&P 500® Value Index measure value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(d)	The Lyrical U.S. Value Index creation process begins with the assessment of the top 1,000 U.S. stocks by market capitalization and then uses an investment screen to cull the universe to 200. Generally, the approach emphasizes analyst projections for one-year-forward price-to-earnings ratios. On each quarterly rebalance, each stock in the cheapest quintile is equally weighted in the ETF.

3

U.S. VALUE ETF

PORTFOLIO INFORMATION

November 30, 2022 (Unaudited)

U.S. Value ETF vs. S&P 500® Index Sector Diversification

Top Ten Equity Holdings

% of
Security Description	Net Assets
Amkor Technology, Inc.	0.7%
Apollo Global Management, Inc.	0.6%
Universal Health Services, Inc. - Class B	0.6%
Affiliated Managers Group, Inc.	0.6%
RenaissanceRe Holdings Ltd.	0.6%
Capri Holdings Ltd.	0.6%
Light & Wonder, Inc.	0.6%
United States Steel Corporation	0.6%
Invesco Ltd.	0.6%
CNH Industrial N.V.	0.6%

4

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS
November 30, 2022
COMMON STOCKS — 99.3%	Shares	Value
Communications — 4.3%
Cable & Satellite — 1.7%
Charter Communications, Inc. - Class A (a)	218	$85,301
Comcast Corporation - Class A	2,349	86,067
DISH Network Corporation - Class A (a)	5,284	84,808
		256,176
Entertainment Content — 0.3%
AppLovin Corporation (a)	3,874	55,824

Publishing & Broadcasting — 0.9%
Nexstar Media Group, Inc. - Class A	404	76,583
TEGNA, Inc.	3,429	67,688
		144,271
Telecommunications — 1.4%
AT&T, Inc.	4,695	90,520
Lumen Technologies, Inc.	10,385	56,806
Verizon Communications, Inc.	1,951	76,050
		223,376
Consumer Discretionary — 14.0%
Apparel & Textile Products — 1.7%
Capri Holdings Ltd. (a)	1,693	97,093
Crocs, Inc. (a)	910	91,910
Tapestry, Inc.	2,284	86,267
		275,270
Automotive — 2.2%
BorgWarner, Inc.	2,122	90,206
Ford Motor Company	6,035	83,887
General Motors Company	2,168	87,934
Harley-Davidson, Inc.	1,974	93,035
		355,062
E-Commerce Discretionary — 0.5%
eBay, Inc.	1,871	85,018

Home & Office Products — 1.4%
Newell Brands, Inc.	4,851	62,917
Tempur Sealy International, Inc.	2,755	87,527
Whirlpool Corporation	495	72,532
		222,976

5

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Consumer Discretionary — 14.0% (Continued)
Home Construction — 3.0%
D.R. Horton, Inc.	1,006	$86,516
Fortune Brands Home & Security, Inc.	1,240	81,022
Lennar Corporation - Class A	933	81,945
Mohawk Industries, Inc. (a)	735	74,478
PulteGroup, Inc.	1,829	81,903
Toll Brothers, Inc.	1,657	79,387
		485,251
Leisure Facilities & Services — 0.6%
Light & Wonder, Inc. (a)	1,498	97,025

Leisure Products — 0.5%
Brunswick Corporation	1,012	75,090

Retail - Discretionary — 4.1%
AutoNation, Inc. (a)	678	84,011
Avis Budget Group, Inc. (a)	391	87,428
Builders FirstSource, Inc. (a)	1,140	72,880
Hertz Global Holdings, Inc. (a)	4,212	72,446
Lithia Motors, Inc.	323	77,297
Macy’s, Inc.	3,945	92,708
Penske Automotive Group, Inc.	690	87,251
Williams-Sonoma, Inc.	581	67,919
		641,940
Consumer Staples — 2.3%
Food — 0.5%
Tyson Foods, Inc. - Class A	1,085	71,914

Retail - Consumer Staples — 0.8%
Albertsons Companies, Inc. - Class A	2,481	51,977
Walgreens Boots Alliance, Inc.	2,111	87,606
		139,583
Tobacco & Cannabis — 0.5%
Altria Group, Inc.	1,548	72,106

Wholesale - Consumer Staples — 0.5%
Bunge Ltd.	786	82,404

Energy — 15.6%
Oil & Gas Producers — 15.6%
Antero Resources Corporation (a)	1,987	72,625
APA Corporation	1,697	79,504

6

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Energy — 15.6% (Continued)
Oil & Gas Producers — 15.6% (Continued)
Chesapeake Energy Corporation	697	$72,140
Chevron Corporation	430	78,823
Chord Energy Corporation	474	72,299
Civitas Resources, Inc.	1,035	69,718
Comstock Resources, Inc.	3,747	68,757
ConocoPhillips	579	71,512
Coterra Energy, Inc.	2,332	65,086
DCP Midstream, L.P.	1,858	73,094
Devon Energy Corporation	983	67,355
Diamondback Energy, Inc.	489	72,382
Energy Transfer, L.P.	6,065	76,055
EOG Resources, Inc.	557	79,055
EQT Corporation	1,602	67,941
Exxon Mobil Corporation	697	77,604
HF Sinclair Corporation	1,224	76,304
Marathon Oil Corporation	2,507	76,789
Marathon Petroleum Corporation	651	79,298
Matador Resources Company	1,119	74,257
MPLX, L.P.	2,242	76,206
Murphy Oil Corporation	1,588	74,954
Occidental Petroleum Corporation	1,044	72,548
Ovintiv, Inc.	1,337	74,551
PBF Energy, Inc. - Class A	1,671	66,456
PDC Energy, Inc.	1,007	74,840
Phillips 66 Partners, L.P.	733	79,487
Pioneer Natural Resources Company	280	66,077
Plains All American Pipeline, L.P.	6,273	77,911
Range Resources Corporation	2,470	71,309
SM Energy Company	1,576	67,941
Southwestern Energy Company (a)	10,224	70,750
Valero Energy Corporation	588	78,569
Western Midstream Partners, L.P.	2,661	74,455
		2,496,652
Financials — 32.6%
Asset Management — 4.0%
Affiliated Managers Group, Inc.	609	97,696
Apollo Global Management, Inc.	1,463	101,518
Carlyle Group, Inc. (The)	2,669	83,193
Franklin Resources, Inc.	3,199	85,765
Invesco Ltd.	4,895	93,543

7

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Financials — 32.6% (Continued)
Asset Management — 4.0% (Continued)
Owl Rock Capital Corporation	6,564	$84,741
Stifel Financial Corporation	1,307	83,975
		630,431
Banking — 13.0%
Bank of America Corporation	2,240	84,783
Bank OZK	1,664	76,794
Cadence Bank	2,578	74,350
Citigroup, Inc.	1,653	80,022
Citizens Financial Group, Inc.	1,966	83,319
Comerica, Inc.	981	70,377
Credicorp Ltd.	544	83,531
East West Bancorp, Inc.	995	69,859
Fifth Third Bancorp	2,069	75,229
FNB Corporation	5,547	78,213
Hancock Whitney Corporation	1,439	78,915
Huntington Bancshares, Inc.	5,116	79,196
JPMorgan Chase & Company	649	89,678
KeyCorp	4,252	79,980
New York Community Bancorp, Inc.	8,252	77,156
Old National Bancorp	3,876	74,070
Popular, Inc.	974	71,121
Regions Financial Corporation	3,403	78,984
Signature Bank	462	64,449
Synovus Financial Corporation	1,736	73,138
Truist Financial Corporation	1,612	75,458
US Bancorp	1,717	77,935
Valley National Bancorp	6,131	77,618
Webster Financial Corporation	1,481	80,478
Wells Fargo & Company	1,675	80,316
Western Alliance Bancorp	1,090	74,709
Zions Bancorporation N.A.	1,405	72,807
		2,082,485
Institutional Financial Services — 2.2%
Bank of New York Mellon Corporation (The)	1,812	83,171
Goldman Sachs Group, Inc. (The)	231	89,201
Jefferies Financial Group, Inc.	2,252	85,553
State Street Corporation	1,119	89,151
		347,076

8

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Financials — 32.6% (Continued)
Insurance — 6.9%
American International Group, Inc.	1,394	$87,975
Axis Capital Holdings Ltd.	1,394	80,239
Corebridge Financial, Inc.	3,496	77,751
Equitable Holdings, Inc.	2,523	80,080
Everest Re Group Ltd.	260	87,864
Hartford Financial Services Group, Inc. (The)	1,068	81,563
Lincoln National Corporation	1,473	57,359
MetLife, Inc.	1,089	83,526
Old Republic International Corporation	3,080	75,460
Prudential Financial, Inc.	747	80,698
Reinsurance Group of America, Inc.	520	75,088
RenaissanceRe Holdings Ltd.	514	97,101
Unum Group	1,663	70,145
Voya Financial, Inc.	1,093	72,116
		1,106,965
Specialty Finance — 6.5%
AerCap Holdings N.V. (a)	1,446	88,783
AGNC Investment Corporation	8,836	88,271
Ally Financial, Inc.	2,357	63,663
Annaly Capital Management, Inc.	4,179	90,559
Blackstone Mortgage Trust, Inc. - Class A	3,093	78,160
Capital One Financial Corporation	727	75,055
Credit Acceptance Corporation (a)	158	74,886
Discover Financial Services	755	81,812
Fidelity National Financial, Inc.	1,828	73,778
First American Financial Corporation	1,512	82,631
MGIC Investment Corporation	5,572	76,504
Starwood Property Trust, Inc.	3,682	78,832
Synchrony Financial	2,194	82,451
		1,035,385
Health Care — 3.6%
Biotech & Pharma — 2.6%
Jazz Pharmaceuticals plc (a)	527	82,692
Moderna, Inc. (a)	528	92,880
Organon & Company	2,956	76,915
Pfizer, Inc.	1,652	82,815
Viatris, Inc.	7,361	81,192
		416,494

9

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Health Care — 3.6% (Continued)
Health Care Facilities & Services — 1.0%
Tenet Healthcare Corporation (a)	1,313	$60,634
Universal Health Services, Inc. - Class B	755	98,792
		159,426
Industrials — 5.3%
Industrial Support Services — 1.6%
AMERCO	1,438	91,025
United Rentals, Inc. (a)	251	88,611
WESCO International, Inc. (a)	567	73,098
		252,734
Machinery — 1.1%
AGCO Corporation	636	84,410
CNH Industrial N.V.	5,812	93,224
		177,634
Transportation & Logistics — 2.6%
Alaska Air Group, Inc. (a)	1,696	80,458
Delta Air Lines, Inc. (a)	2,337	82,660
Ryder System, Inc.	902	84,328
United Airlines Holdings, Inc. (a)	2,005	88,560
XPO Logistics, Inc. (a)	2,156	83,265
		419,271
Materials — 11.2%
Chemicals — 4.4%
Celanese Corporation	762	81,763
CF Industries Holdings, Inc.	663	71,730
Dow, Inc.	1,547	78,851
Eastman Chemical Company	961	83,242
Huntsman Corporation	2,732	75,895
LyondellBasell Industries N.V. - Class A	888	75,489
Mosaic Company (The)	1,366	70,076
Olin Corporation	1,479	84,272
Westlake Corporation	785	84,504
		705,822
Construction Materials — 0.5%
Owens Corning	830	73,737

Containers & Packaging — 2.1%
Berry Global Group, Inc.	1,506	88,252
Graphic Packaging Holding Company	3,428	78,775
International Paper Company	2,167	80,439
WestRock Company	2,214	83,955
		331,421

10

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Materials — 11.2% (Continued)
Forestry, Paper & Wood Products — 0.5%
UFP Industries, Inc.	975	$79,814

Metals & Mining — 1.0%
Alcoa Corporation	1,738	87,126
Cleveland-Cliffs, Inc. (a)	4,633	71,719
		158,845
Steel — 2.7%
Commercial Metals Company	1,689	83,133
Nucor Corporation	573	85,921
Reliance Steel & Aluminum Company	379	80,079
Steel Dynamics, Inc.	876	91,043
United States Steel Corporation	3,576	94,013
		434,189
Real Estate — 1.0%
Real Estate Services — 0.5%
Jones Lang LaSalle, Inc. (a)	441	74,163

Reit — 0.5%
Medical Properties Trust, Inc.	6,428	84,335

Technology — 8.0%
Semiconductors — 2.8%
Amkor Technology, Inc.	3,985	111,660
Qorvo, Inc. (a)	867	86,050
QUALCOMM, Inc.	629	79,562
Skyworks Solutions, Inc.	847	80,990
Synaptics, Inc. (a)	775	82,127
		440,389
Software — 0.5%
Concentrix Corporation	588	71,959

Technology Hardware — 3.8%
Arrow Electronics, Inc. (a)	742	80,685
Dell Technologies, Inc. - Class C	2,030	90,924
Flex Ltd. (a)	4,125	90,668
Hewlett Packard Enterprise Company	5,536	92,893
HP, Inc.	2,730	82,009
Jabil, Inc.	1,199	86,556
TD SYNNEX Corporation	833	85,216
		608,951

11

U.S. VALUE ETF
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.3% (Continued)	Shares	Value
Technology — 8.0% (Continued)
Technology Services — 0.9%
DXC Technology Company (a)	2,586	$76,726
Western Union Company (The)	5,060	74,180
		150,906
Utilities — 1.4%
Electric Utilities — 0.9%
NRG Energy, Inc.	1,725	73,226
Vistra Corporation	3,277	79,729
		152,955
Gas & Water Utilities — 0.5%
National Fuel Gas Company	1,107	73,317

Investments at Value — 99.3% (Cost $14,735,318)		$15,848,642

Other Assets in Excess of Liabilities — 0.7%		108,753

Net Assets — 100.0%		$15,957,395

N.V.- Naamloze Vennootschap

plc - Public Limited Company

(a)	Non-income producing security.

See accompanying notes to financial statements.

12

U.S. VALUE ETF
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2022
ASSETS
Investments in securities:
At cost	$14,735,318
At value (Note 2)	$15,848,642
Cash	81,175
Receivable from Adviser (Note 4)	6,887
Dividends receivable	35,136
Other assets	1,855
Total assets	15,973,695

LIABILITIES
Payable to administrator (Note 4)	5,167
Other accrued expenses and liabilities	11,133
Total liabilities	16,300

NET ASSETS	$15,957,395

NET ASSETS CONSIST OF:
Paid-in capital	$14,808,905
Distributable earnings	1,148,490
NET ASSETS	$15,957,395

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	575,000

Net asset value, offering price and redemption price per share (Note 2)	$27.75

See accompanying notes to financial statements.

13

U.S. VALUE ETF
STATEMENT OF OPERATIONS
Year Ended November 30, 2022
INVESTMENT INCOME
Dividend income	$200,890
Foreign withholding taxes on dividends	(2,297)
Total investment income	198,593

EXPENSES
Administration fees (Note 4)	50,103
Investment advisory fees (Note 4)	29,506
Custody fees	27,273
Legal fees	21,745
Trustees’ fees and expenses (Note 4)	18,857
Audit and tax services fees	15,301
Printing of shareholder reports	13,341
Compliance fees (Note 4)	12,000
Transfer agent fees	10,719
Registration and filing fees	8,375
Other expenses	22,511
Total expenses	229,731
Less fees reduced and expenses reimbursed by Adviser (Note 4)	(197,434)
Net expenses	32,297

NET INVESTMENT INCOME	166,296

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(127,161)
Foreign currency transactions	17
Net change in unrealized appreciation (depreciation) on investments	1,181,070
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,053,926

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,220,222

See accompanying notes to financial statements.

14

U.S. VALUE ETF
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Period Ended
	November 30,	November 30,
	2022	2021(a)
FROM OPERATIONS
Net investment income	$166,296	$10,592
Net realized gains (losses) from:
Investments	(127,161)	4,107
Foreign currency transactions	17	—
Net change in unrealized appreciation (depreciation) on investments	1,181,070	(67,746)
Net increase (decrease) in net assets resulting from operations	1,220,222	(53,047)

FROM DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2)	(18,687)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued	11,607,421	3,201,486

TOTAL INCREASE IN NET ASSETS	12,808,956	3,148,439

NET ASSETS
Beginning of period	3,148,439	—
End of period	$15,957,395	$3,148,439

SHARE TRANSACTIONS
Shares issued	450,000	125,000
Net increase in shares outstanding	450,000	125,000
Shares outstanding at beginning of period	125,000	—
Shares outstanding at end of period	575,000	125,000

(a)	Represents the period from the commencement of operations (September 14, 2021) through November 30, 2021.

See accompanying notes to financial statements.

15

U.S. VALUE ETF
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout each Period:

	Year Ended	Period Ended
	Nov. 30,	Nov. 30,
	2022	2021 (a)
Net asset value at beginning of period	$25.19	$25.00
Income from investment operations:
Net investment income (b)	0.65	0.13
Net realized and unrealized gains on investments	2.06	0.06	(c)
Total from investment operations	2.71	0.19
Less distributions to shareholders from:
Net investment income	(0.15)	—
Net asset value at end of period	$27.75	$25.19
Market price at end of period	$27.73	$25.21
Total return (d)	10.79%	0.76	% (e)
Total return at market (f)	10.58%	0.84	% (e)
Net assets at end of period (000’s)	$15,957	$3,148
Ratios/supplementary data:
Ratio of total expenses to average net assets	3.47%	10.04	% (g)
Ratio of net expenses to average net assets (h)	0.49%	0.49	% (g)
Ratio of net investment income to average net assets (h)	2.51%	2.31	% (g)
Portfolio turnover rate (i)	77%	23	% (e)

(a)	Represents the period from the commencement of operations (September 14, 2021) through November 30, 2021.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)	Not annualized.

(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(g)	Annualized.

(h)	Ratio was determined after fee reductions and expense reimbursements (Note 4).

(i)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

16

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

1. Organization

U.S. Value ETF (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The Fund is an exchange-traded fund (“ETF”). The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the Lyrical U.S. Value Index.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”.) The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, of at least 25,000 Shares, (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts that differ from a Creation Unit.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures adopted by the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions

17

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,848,642	$—	$—	$15,848,642
Total	$15,848,642	$—	$—	$15,848,642

Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2022.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the assets, less the liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

18

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the year ended November 30, 2022 was ordinary income of $18,659 and net long-term capital gains of $28. There were no distributions paid to shareholders during the period ended November 30, 2021.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information was computed on a tax basis for each item as of November 30, 2022, the Fund’s most recent fiscal year end:

Tax cost of portfolio investments	$14,723,736
Gross unrealized appreciation	$1,605,410
Gross unrealized depreciation	(480,504)
Net unrealized appreciation	1,124,906
Undistributed ordinary income	132,643
Accumulated capital and other losses	(109,059)
Distributable earnings	$1,148,490

19

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of investments and the financial statement cost of investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral losses on wash sales, holdings classified as passive foreign investment companies, publicly traded partnerships and real estate investment trusts.

For the year ended November 30, 2022, the Fund reclassified $2 of distributable earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statements and income tax requirements, had no effect on the Fund’s net assets or NAV per share.

As of November 30, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely of $68,385 short-term and $40,674 long-term. These capital loss carryforwards are available to offset net realized capital gains in future years, thereby reducing taxable gain distributions.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2022, cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, amounted to $6,102,078 and $5,389,650. Purchases and sales of in-kind transactions for the year ended November 30, 2022 amounted to $10,981,172 and $0. There were no realized gains from in-kind transactions during the year ended November 30, 2022.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.45% of average daily net assets. During the year ended November 30, 2022, the Adviser earned $29,506 of fees under the Investment Advisory Agreement.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until July 30, 2023, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund

20

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.49% of the average daily net assets of the Fund’s shares.

Accordingly, during the year ended November 30, 2022, the Adviser did not collect any of its investment advisory fees from the Fund and reimbursed other operating expenses of $167,928.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2022, the Adviser may seek repayment of advisory fee reductions and expense reimbursements no later than the dates below:

November 30, 2024	November 30, 2025	Total
$43,752	$197,434	$241,186

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and compliance services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 17, 2022, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 17, 2022, no annual retainer was designated specifically for the Audit Committee Chairperson.

21

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Capital Share Transactions

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 25,000 shares. Only Authorized Participants (“APs”) or transactions done through an Authorized Participant (“AP”) are permitted to purchase or redeem Creation Units from the Fund. An AP is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances. The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs). For the year ended November 30, 2022, the Fund received $2,400 in transaction fees.

The Transaction Fees for the Fund are listed in the table below:

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Change for Cash Purchases*
$800	2.00%*

*	As a percentage of the amount invested.

6. Investment Risks

ETF Risk

The NAV of the Fund can fluctuate up or down, and a shareholder could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, the Fund may be subject to the following risks: (1) the market price of the Fund’s shares

22

U.S. VALUE ETF
NOTES TO FINANCIAL STATEMENTS (Continued)

may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2022, the Fund had 32.6% of the value of its net assets invested in stocks within the Financials sector.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

23

U.S. VALUE ETF
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of U.S. Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Value ETF, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 14, 2021 (commencement of operations) through November 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the period from September 14, 2021 through November 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

24

U.S. VALUE ETF
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 26, 2023

25

U.S. VALUE ETF
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, including commissions on trading, as applicable; and (2) ongoing costs, including investment advisory fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2022) and held until the end of the period (November 30, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs. Further, the expenses do not include any brokerage commissions on investors’ purchases or redemptions of Fund shares as described in the Fund’s prospectus.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

26

U.S. VALUE ETF
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2022	November 30, 2022	Ratio(a)	Period(b)
Based on Actual Fund Return.	$1,000.00	$1,009.50	0.49%	$2.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.61	0.49%	$2.48

(a)	Annualized, based on Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

27

U.S. VALUE ETF
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-833-825-8383, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge upon request by calling toll-free 1-833-825-8383, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-833-825-8383. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website at www.usvalueetf.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2022, the Fund designated $28 as long-term captial gain distributions.

Qualified Dividend Income – The Fund designates 46.33% of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended November 30, 2022, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for the Fund was 32.49%.

28

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson*^ Year of Birth: 1958	2021 to present 2021 to present and April 2013 to October 2013 2013 to 2021	Trustee (2021 to present) Vice President President and Principal Executive Officer	Senior Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); and President of Unified Series Trust (2017 to 2020)	33	Interested Trustee of 31 series of the Unified Series Trust (a registered management company) (2020 to present)
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	33	n/a

29

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula^ Year of Birth: 1958	Since 2012	Trustee (2012 to present)	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016	33	n/a
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2012)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	33	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	33	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	33	n/a

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section (2)(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s Administrator, Transfer Agent, and Distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

30

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim^ Year of Birth: 1967	2021 to present 2014 to 2021	President Vice President	Vice President , Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017)
Jennifer L. Leamer^ Year of Birth: 1976	2014 to present April 2014 to October 2014	Treasurer Assistant Treasurer	Senior Vice President of Fund Accounting (2020 to present) and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Assistant Treasurer	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	January 2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Khimmara Greer^ Year of Birth: 1983	October 2021 to present	Secretary	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019)
David K. James^ Year of Birth: 1970	October 2021 to present July 2021 to October 2022	Assistant Secretary Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018)
Natalie S. Anderson^ Year of Birth: 1975	2016 to present	Assistant Secretary	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC

31

U.S. VALUE ETF
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)
Martin Dean^ Year of Birth: 1963	2020 to present 2019 to 2020 2016 to 2017	Assistant Chief Compliance Officer Interim Chief Compliance Officer Assistant Chief Compliance Officer	Senior Vice President, Head of Fund Compliance (2020 to present) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-833-825-8383.

32

U.S. VALUE ETF
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 17 – 18, 2022 Board meeting and covered the period from June 1, 2021 to May 31, 2022 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

33

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(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $65,000 and $63,400 with respect to the registrant’s fiscal years ended November 30, 2022 and November 30, 2021, respectively.
(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $15,400 and $18,000 with respect to the registrant’s fiscal years ended November 30, 2022 and November 30, 2021, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) During the fiscal years ended November 30, 2022 and 2021, aggregate non-audit fees of $15,400 and $18,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1]

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material changes to the manner in which shareholders may recommend nominees to the Registrant’s Board of Trustees or the Nominations & Governance Committee (the “Committee”). The Registrant does not have formal procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. While the Registrant does not have formal procedure, the Committee shall to the extent required under applicable law, when identifying potential candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH                     Code of Ethics

Exhibit 99.CERT                            Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT                       Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, President

Date	February 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	February 3, 2023

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	February 3, 2023

* Print the name and title of each signing officer under his or her signature.